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As filed with the Securities and Exchange Commission on July 23, 2003 Registration Nos. 2-80348 and 811-3599

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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A
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REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		/X /
Pre-Effective Amendment No. ______	/ /
Post-Effective Amendment No. 63	/X /
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		/X/
Amendment No. 65	/X /
(Check appropriate box or boxes)

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               THE ROYCE FUND
(Exact name of Registrant as specified in charter)

1414 Avenue of the Americas, New York, New York 10019
(Address of principal executive offices) (Zip Code)

(212) 355-7311
(Registrant's Telephone Number, including Area Code)

Charles M. Royce, President
The Royce Fund
1414 Avenue of the Americas, New York, New York 10019
(Name and Address of Agent for Service)

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It is proposed that this filing will become effective (check appropriate box)
/ / immediately upon filing pursuant to paragraph (b)
/ / on _______ pursuant to paragraph (b)
/ / 60 days after filing pursuant to paragraph (a)(i)
/ / on Date pursuant to paragraph (a)(ii)
/X / 75 days after filing pursuant to paragraph (a)(ii)
/ / on (date) pursuant to paragraph (a)(ii) of Rule 485
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If appropriate, check the following box:
/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Total number of pages: ___
Index to Exhibits is located on page:

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The Royce Fund

Value Investing in Small Companies for More Than 25 Years

Royce Discovery Fund

Investment Class Shares

Prospectus

September __, 2003

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities, or determined that the information in this prospectus is accurate or complete. It is a crime to represent otherwise.

Table of Contents

Overview	1

Royce Discovery Fund	2

Investing in Small-Company Stocks	4

Management of the Funds	6

General Shareholder Information	6

OVERVIEW

At Royce & Associates, LLC ("Royce"), the Funds' investment adviser, we invest in small- and micro-cap stocks using various value methods. We evaluate the quality of a company's balance sheet, the level of its cash flows and other measures of a company's financial condition and profitability. We then use these factors to assess the company's current worth, basing the assessment on either what we believe a knowledgeable buyer might pay to acquire the entire company, or what we think the value of the company should be in the stock market.

Our Funds' ability to achieve their goals will depend largely on our skill in selecting their portfolio companies using our risk-averse value approach. It will also rest on the degree to which the markets eventually recognize our assessment of the current worth of these companies.

Chuck Royce

This Prospectus relates only to the Investment Class of shares of Royce Discovery Fund. For more recent information, you can contact The Royce Fund through any of the methods listed on the back cover of this Prospectus.

The information on page 2 about the Fund's investment goals and principal strategies and about the primary risks for Fund investors is based on, and should be read in conjunction with, the information on pages 4 -5 of this Prospectus. These pages include information about the investment and risk characteristics of micro-cap companies, the market for their securities and Royce's risk-averse value approach to investing for the Fund.

Royce Discovery Fund may be a suitable investment as part of your overall investment plan if you want to include a fund that focuses on securities of micro-cap companies.

ROYCE DISCOVERY FUND

Investment Goal and Principal Strategies

Royce Discovery Fund's investment goal is long-term growth of capital. Royce will invest the Fund's assets primarily in a broadly diversified portfolio of equity securities issued by micro-cap companies. Royce selects securities identified by a quantitative investment model that focuses on factors such as balance sheet quality, cash flow levels and various other measures of a company's profitability. George Necakov, portfolio manger, manages the Fund using a disciplined investment process that employs a proprietary quantitative model to construct and periodically rebalance the portfolio.

Normally, the Fund will invest at least 80% of its net assets in the equity securities of micro-cap companies (which we define as companies with stock market capitalizations less than $400 million at the time of investment).

Primary Risks for Fund Investors

As with any mutual fund that invests in common stocks, Royce Discovery Fund is subject to market risk - the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.

The Fund is dependent on Royce for its success, and Royce in turn relies on the Fund's portfolio manager, George Necakov, and the proprietary quantitative investment model that he has developed. To the extent the stock market does not reward those quantitative factors utilized by the model, the performance of the Fund may be negatively impacted.

The prices of micro-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. Investments in the Fund are not bank deposits and are not insured by the Federal Deposit Insurance Corporation or any other government agency.

Fees and Expenses of the Fund

The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge	None
Maximum sales charge (load) imposed on reinvested dividends	None
Early redemption fee	None
On purchases held for six month or more	None
On purchases held for less than six month	1.00%

Annual Operating Expenses (expenses deducted from Fund assets)

Management fees	1.00%
Distribution (12b-1) fees	0.25
Other expenses	0.24
Total Annual Fund Operating Expenses	1.49%

Royce has contractually agreed to reimburse expenses and waive its fee to the extent necessary to maintain the Fund's Net Annual Operating Expenses at or below 1.49% through December 31, 2005.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's total operating expenses (net of fee waivers and expense reimbursements) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

1 Year	3 Years
$152	$471

INVESTING IN MICRO-CAP STOCKS

Royce defines micro-cap as those companies with market capitalizations less than $400 million. Micro-cap companies offer investment opportunities and additional risks. They may not be well known to the investing public, may not be significantly owned by institutional investors and may not have steady earnings growth. In addition, the securities of such companies may be more volatile in price, have wider spreads between their bid and ask prices and have significantly lower trading volumes than larger capitalization stocks.

As a result, the purchase or sale of more than a limited number of shares of a micro-cap security may affect its market price. Royce may need a considerable amount of time to purchase or sell its positions in these securities, particularly when other Royce-managed accounts or other investors are also seeking to purchase or sell them.

The micro-cap segment consists of more than 5,900 companies. These companies are followed by few, if any, securities analysts, and there tends to be less publicly available information about them. Their securities generally have more limited trading volumes and are subject to more abrupt or erratic market price movements than are the securities of larger-cap companies, and Royce may be able to deal with only a few market-makers when purchasing and selling these securities. Such companies may also have limited markets, financial resources or product lines, may lack management depth and may be more vulnerable to adverse business or market developments. These conditions, which create greater opportunities to find securities trading well below Royce's estimate of the company's current worth, also involve increased risk.

Market capitalization is the number of a company's outstanding shares of stock multiplied by its most recent closing price per share.

The Russell 2000 is an unmanaged index of U.S. small-company common stocks that Royce and others use to benchmark the performance of small- and micro-cap funds. It includes the smallest 2,000 companies (based on market capitalization) among the top 3,000 companies tracked by Frank Russell Company.

VALUE INVESTING

The Fund's Portfolio Manager uses various quantitative methods in managing the Fund's assets. In selecting securities for the Fund, the Fund's quantitative model evaluates the quality of a company's balance sheet, the level of its cash flows and other measures of a company's financial condition and profitability. The model then uses these factors to assess the company's current worth, basing this assessment on either what a knowledgeable buyer might pay to acquire the entire company or what the value of the company should be in the stock market.

Royce generally seeks to invest the Fund's assets in securities of companies that are trading significantly below their estimate of the company's current worth in an attempt to reduce the risk of overpaying for such companies. Royce's value approach strives to reduce some of the other risks of investing in micro-cap securities (for the Fund's portfolio taken as a whole) by evaluating other risk factors. For example, its quantitative model generally attempts to lessen financial risk by buying companies with strong balance sheets and low leverage. Royce attempts to decrease risk in the micro-cap universe by broadly diversifying portfolio holdings.

While there can be no assurance that this risk-averse value approach will be successful, Royce believes that it can reduce some of the risks of investing in micro-cap companies, which are inherently fragile in nature and whose securities have substantially greater market price volatility. For more information regarding the specific approach used for the Fund's portfolio, see page 2.

Although Royce's approach to security selection seeks to reduce downside risk to the Fund's portfolio, especially during periods of broad micro-cap market declines, it may also potentially have the effect of limiting gains in strong micro-cap up markets.

Model-Related Risks

The performance of the quantitative model developed by Mr. Necakov may be negatively impacted for various reasons, including the following:

- The market may not reward the quantitative factors used by the model;

-  if and to the extent that the Fund's assets rapidly increase, Royce may not be able to execute trades in a manner that allows the Fund to purchase and sell its portfolio securities at the times and in the amounts required by the model.; and

- the Fund's profit opportunities may diminish to the extent that competitors of Royce attempt to exploit similar models using micro-cap stocks.

Portfolio Turnover

The Fund's portfolio turnover rate may exceed 100% for a twelve month period. A 100% turnover rate would occur, for example, if all of the securities in the Fund's portfolio were replaced once in a period of one year. Such a turnover rate is greater than that of many mutual funds, including those which have capital appreciation as an objective. Such turnover also increases the Fund's trading costs and may result in negative tax consequences such as an increase in short-term capital gains distributions.

Temporary Investments

The Fund may invest in short-term fixed income securities for temporary defensive purposes, to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. If the Fund should implement a temporary investment policy, it may not achieve its investment goal while that policy is in effect.

Total return is the percentage rate of return on an amount invested in a fund from the beginning to the end of the stated period.

MANAGEMENT OF THE FUNDS

Royce & Associates, LLC is the Fund's investment adviser and is responsible for the management of its assets. Royce has been investing in small-cap securities with a value approach for more than 25 years. Its offices are located at 1414 Avenue of the Americas, New York, NY 10019. Charles M. Royce, President and Chief Investment Officer, has been the firm's President and Chief Investment Officer during this period.

Royce's investment staff includes six other portfolio managers: George Necakov, Director of Quantitative Strategies; W. Whitney George, Managing Director and Vice President; Boniface A. Zaino, Managing Director; Charles R. Dreifus, Principal; Jay S. Kaplan, Principal; and James Skinner III, Principal. Royce's investment staff is assisted by Jack E. Fockler, Jr., Managing Director and Vice President. Mr. Necakov manages Royce Discovery Fund, has been employed by Royce since 1994 and has been managing quantitative accounts for Royce since 1998. Mr. George has been a Senior Portfolio Manager at Royce since 2000 and previously was a Senior Analyst. He has been employed by Royce since 1991. Mr. Zaino joined Royce in April 1998 as a Senior Portfolio Manager and previously was Group Managing Director at Trust Company of the West. Mr. Dreifus joined Royce in February 1998 as a Senior Portfolio Manager and previously was Managing Director of Lazard Freres & Co. LLC. Mr. Kaplan joined Royce in 2000 as a Portfolio Manager and previously was a Managing Director and Portfolio Manager at Prudential Securities. Mr. Skinner joined Royce in 2003 and previously was a Principal and Portfolio Manager at Accrete Capital, LLC (since 2001) and prior to that was a Managing Director and Senior Portfolio Manager at Merrill Lynch. Mr. Fockler has been employed by Royce since 1989 as its Director of Marketing.

Royce is entitled to receive advisory fees monthly at the rate of 1.00% as compensation for its services to the Fund.

Royce Fund Services, Inc. (RFS) will distribute the Fund's shares. The Royce Fund has adopted a distribution plan for the Fund under Rule 12b-1. Under the plan, the Fund will pay a fee to RFS at the annual rate of 0.25% of the Fund's average net assets. RFS would use these fees to cover sales-related and shareholder servicing costs and to pay sales commissions and other fees related to the sale of the Fund's shares.

State Street Bank & Trust Company will be the custodian of the Fund's securities, cash and other assets. State Street's agent, National Financial Data Services ("NFDS"), will be the Fund's transfer agent.

GENERAL SHAREHOLDER INFORMATION

For more detailed discussion of The Royce Fund policies regarding direct ownership of the Fund's shares, including information on opening accounts, buying, redeeming, exchanging and transferring ownership of Fund shares, please contact Investor Services at (800) 221-4268.

Purchasing Shares

If you purchase Fund shares through a third party, such as a discount or full-service broker-dealer, bank or other financial intermediary, investment minimums, commissions, fees, policies and procedures may differ from those described in this Prospectus. If you purchase Fund shares through a third party, the shares may be held in the name of the third party on the Fund's books. Royce Fund Services, Inc., Royce and/or the Fund may pay fees to broker-dealers, financial intermediaries and other service providers who introduce investors to the Fund and/or provide certain administrative services to their customers who own Fund shares.

The minimum initial investments for shares purchased directly through The Royce Funds:

Account Type	Minimum
Regular Account	$2,000

Certain accounts (for example, certain retirement plans) may be subject to lower minimum initial investments. Contact Royce with any questions regarding investment options.

The Royce Fund reserves the right both to suspend the offering of the Fund's shares to new investors and to reject any specific purchase request.

Redeeming Shares

Other Redemption Information

The Royce Fund may suspend redemption privileges or postpone payment for the Funds when the New York Stock Exchange is closed or during what the Securities and Exchange Commission determines are emergency circumstances.

The Funds will normally make redemptions in cash, but The Royce Fund reserves the right to satisfy a Fund shareholder's redemption request by delivering selected shares or units of portfolio securities - redemption in kind - under certain circumstances.

The Royce Fund reserves the right to involuntarily redeem Fund shares in any account that falls below the minimum initial investment due to redemptions by the shareholder. If at any time the balance in an account does not have a value at least equal to the minimum initial investment, you may be notified that the value of your account is below the Fund's minimum account balance requirement. You would have 60 days to increase your account balance before the account is liquidated. Proceeds would be paid promptly to the shareholder.

The Royce Fund also reserves the right to revise or suspend the exchange privilege at any time.

Net Asset Value per Share

The date on which your purchase, redemption or exchange of shares is processed is the trade date, and the price used for the transaction is based on the next calculation of net asset value after the order is processed. The net asset value per share (NAV) for each Fund is calculated as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern time) and is determined every day that the Exchange is open. Net asset value per share is calculated by dividing the value of a Fund's net assets by the number of its outstanding shares. The Fund's investments are valued based on market value or, if market quotations are not readily available, at their fair value as determined in good faith under procedures established by The Royce Fund's Board of Trustees.

Reports

The Royce Fund mails shareholder reports semiannually and, to reduce expenses, may mail only one copy to shareholders with the same last name and sharing the same address. Please call Investor Services at (800) 221-4268 if you need additional copies. Please allow 30 days for your request to be processed. You may also elect to receive your report via the internet. Please go to "your account" at www.roycefunds.com for more details.

Dividends, Distributions and Taxes

The Fund pays any dividends from net investment income and make any distributions from net realized capital gains each year in December. Unless the shareholder chooses otherwise, dividends and distributions will be reinvested automatically in additional shares of the Funds.

Selling or exchanging shares is a taxable event, and a shareholder may realize a taxable gain or loss. The Fund will report to shareholders the proceeds of their redemption(s). The tax consequences of a redemption also depend on the shareholder's cost basis and holding period, so shareholders should retain all account statements for use in determining the tax consequences of redemptions.

If you redeem shares of the Fund held for six months or less, and you received a capital gain distribution from the Fund during the time you held the shares, the Internal Revenue Service will require that you treat any loss you have on the redemption as a long-term capital loss up to the amount of the distribution.

You should carefully consider the tax implications of purchasing shares shortly prior to a distribution. At the time of purchase, the Fund's net asset value may include undistributed income or capital gains. When the Fund subsequently distributes these amounts, they are taxable to the shareholder, even though the distribution is economically a return of part of the shareholder's investment.

The IRS requires that the Fund withhold 28% of taxable dividends, capital gain distributions and redemptions paid to non-corporate shareholders who have not complied with IRS regulations regarding taxpayer identification.

Each year shareholders receive important tax information about the distributions received in their account(s) for the prior calendar year. Unless your account is an IRA or is otherwise exempt from taxation, all Fund distributions are subject to federal income tax regardless of whether you receive them in cash or reinvest them in additional shares.

The tax character of Fund distributions is determined at the Fund level and is not related to how long you have owned the Fund's shares. The following table describes in general how distributions are taxed at the federal level. The Fund's distributions should normally consist of capital gains:

Distribution	Rate for 10% and 15% tax bracket investors	Rate for 25% and higher tax bracket investors
Qualified Dividend Income	5%	15%

Other Dividend Income	Ordinary	Ordinary
	income rate	Income rate

Short-term	Ordinary	Ordinary
Capital gains	income rate	Income rate

Long-term
Capital gains:
Before May 26, 2003	10%*	20%
On or After May 26, 2003	5%	15%
* 8% for gains on securities held for more than five years.

The above is only a summary of certain federal income tax consequences of investing in a Fund. Always consult a tax advisor with questions about federal, state or local tax consequences. The Statement of Additional Information includes a more detailed discussion of federal tax matters that may be relevant to a shareholder.

The Royce Fund

More Information on The Royce Fund is available free upon request, including the following:

ANNUAL/SEMIANNUAL REPORTS

Additional information about a Fund's investments, together with a discussion of market conditions and investment strategies that significantly affected the Fund's performance, will be available in the Funds' annual and semiannual reports to shareholders. These reports will also be available online at www.roycefunds.com.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides more details about The Royce Fund and its policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this prospectus).

To obtain more information

By telephone
Call (800) 221-4268

By mail

The Royce Funds
1414 Avenue of the Americas
New York, NY 10019

Through the Internet
Prospectuses, applications, IRA forms and additional information are also available through our website at www.roycefunds.com

Text only versions of the Funds' prospectus, SAI and other documents filed with the SEC can be viewed online or downloaded from: www.sec.gov

You can also obtain copies of documents filed with the SEC by visiting the SEC's Public Reference Room in Washington, DC (telephone (800) SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.

SEC File # 811-03599

RDF-PRO-0603

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THE ROYCE FUND
STATEMENT OF ADDITIONAL INFORMATION

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        THE ROYCE FUND (the "Trust"), a Delaware business trust, is a diversified open - end registered management investment company, which offers investors the opportunity to invest in fourteen portfolios or series. Eight of the fourteen series offer multiple classes of shares: each of Royce Premier Fund, Royce Micro-Cap Fund, Royce Total Return Fund and Royce Special Equity Fund offers four classes of shares, an Investment Class, an Institutional Class, a Financial Intermediary Class and a Consultant Class; Pennsylvania Mutual Fund offers three classes of shares, an Investment Class, a Financial Intermediary Class and a Consultant Class; Royce Opportunity Fund and Royce 100 Fund offer three classes of shares, an Investment Class, an Institutional Class and a Financial Intermediary Class; and Royce TrustShares Fund offers five classes of shares, an Investment Class, an Institutional Class, a Financial Intermediary Class, a Consultant Class and a Consultant B Class (formerly, a Consultant Class) that is closed to new investments. Unless specifically noted, all references to a particular series relate to that series' Investment Class. Each series has distinct investment goals and/or strategies, and a shareholder's interest is limited to the series in which the shareholder owns shares. The fourteen series (each, a "Fund" and collectively, the "Funds") are:

Royce Premier Fund	Royce Opportunity Fund
Royce Micro-Cap Fund	Royce Special Equity Fund
Pennsylvania Mutual Fund	Royce Value Fund
Royce Select Fund	Royce Value Plus Fund
Royce TrustShares Fund	Royce Technology Value Fund
Royce Total Return Fund	Royce 100 Fund
Royce Low-Priced Stock Fund	Royce Discovery Fund

        This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Trust's current Prospectuses dated May 1, 2003, June 30, 2003 and September ____, 2003. Please retain this document for future reference. The audited financial statements included in the Funds' Annual Reports to Shareholders for the fiscal year or period ended December 31, 2002 are incorporated herein by reference. To obtain an additional copy of a Prospectus or Annual or Semi-Annual Report to Shareholders for any of the Funds, without a charge, please call Investor Information at 1-800-221-4268.

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Investment Adviser	Transfer Agent
Royce & Associates, LLC ("Royce")	State Street Bank and Trust Company
c/o National Financial Data Services
and Boston Financial Data Services
Distributor	Custodian
Royce Fund Services, Inc. ("RFS")	State Street Bank and Trust Company

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TABLE OF CONTENTS

	Page		Page
OTHER INVESTMENT STRATEGIES.......................	2	CUSTODIAN AND TRANSFER AGENT......................	35
INVESTMENT POLICIES AND		INDEPENDENT ACCOUNTANTS.................................	36
LIMITATIONS.....................................................................	3	PORTFOLIO TRANSACTIONS...................................	36
RISK FACTORS AND SPECIAL		CODE OF ETHICS AND RELATED
CONSIDERATIONS...........................................................	6	MATTERS.....................................................................	40
MANAGEMENT OF THE TRUST.....................................	12	PRICING OF SHARES BEING OFFERED..........................	41
PRINCIPAL HOLDERS OF SHARES.................................	19	REDEMPTIONS IN KIND...............................................	41
INVESTMENT ADVISORY		TAXATION.......................................................................	41
SERVICES...................................................................	30	DESCRIPTION OF THE TRUST....................................	48
DISTRIBUTION....................................................................	33	PERFORMANCE DATA................................................	50

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OTHER INVESTMENT STRATEGIES

        In addition to the principal investment strategies described in their respective Prospectuses, each Fund may invest the balance of its assets as described below.

ROYCE PREMIER FUND - in securities of companies with stock market capitalizations above $2 billion, non-convertible preferred stocks and debt securities.

ROYCE MICRO-CAP FUND - in securities of companies with stock market capitalizations above $400 million and non-convertible preferred stocks and debt securities.

PENNSYLVANIA MUTUAL FUND - in securities of companies with stock market capitalizations above $2 billion and non-convertible preferred stocks and debt securities. This Fund does not focus its investments in companies that do business in the State of Pennsylvania.

ROYCE SELECT FUND - in stocks of companies with market capitalizations above $2 billion and non-convertible preferred stocks and debt securities.

ROYCE TRUSTSHARES FUND - in securities of companies with market capitalizations above $2 billion and non-convertible preferred stocks and debt securities.

ROYCE TOTAL RETURN FUND - in securities with stock market capitalizations above $2 billion, non-dividend-paying common stocks and non-convertible securities.

ROYCE LOW-PRICED STOCK FUND - in stocks of companies with prices higher than $20 per share or market capitalizations above $2 billion and non-convertible preferred stocks and debt securities.

ROYCE OPPORTUNITY FUND - in securities of companies with stock market capitalizations above $2 billion and non-convertible preferred stocks and debt securities.

ROYCE SPECIAL EQUITY FUND - in common stocks and convertible securities of companies with market capitalizations above $1 billion and non-convertible preferred stocks and debt securities.

ROYCE VALUE FUND - in securities of companies with stock market capitalizations above $4 billion and non-convertible preferred stocks and debt securities.

ROYCE VALUE PLUS FUND - in securities of companies with stock market capitalizations above $4 billion and non-convertible preferred stocks and debt securities.

ROYCE TECHNOLOGY VALUE FUND - in securities of companies with stock market capitalizations above $4 billion and non-convertible preferred stocks and debt securities.

ROYCE 100 FUND - in securities of companies with stock market capitalizations above $2 billion, non-convertible preferred stocks and debt securities.

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ROYCE DISCOVERY FUND - in securities of companies with stock market capitalizations above $400 million and non-convertible preferred stocks and debt securities.

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INVESTMENT POLICIES AND LIMITATIONS

INVESTMENT POLICIES AND LIMITATIONS

        Listed below are the Funds' fundamental investment policies and limitations. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund's assets that may be invested in any security or other asset or sets forth a policy regarding quality standards, the percentage limitation or standard will be determined immediately after or at the time of the Fund's acquisition of the security or other asset. Accordingly, any subsequent change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Fund's investment policies and limitations.

        A Fund's fundamental investment policies cannot be changed without the approval of a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the Fund. Except for the fundamental investment restrictions set forth below, the investment policies and limitations described in this Statement of Additional Information are operating policies and may be changed by the Board of Trustees without shareholder approval.

        No Fund may, as a matter of fundamental policy:

1.	Issue any senior securities;

2.	Purchase securities on margin or write call options on its portfolio securities;

3.	Sell securities short;

4.	Borrow money, except that each of the Funds may borrow money from banks as a temporary measure for extraordinary or emergency purposes in an amount not exceeding 5% of such Fund's total assets;

5.	Underwrite the securities of other issuers;

6.

Invest more than 10% of its total assets in the securities of foreign issuers (except for Royce Opportunity Fund, Royce Special Equity Fund and Royce Technology Value Fund, each of which may invest up to 25% of its total assets in such securities);

7.

Invest in restricted securities (except for Royce Opportunity Fund, Royce Value Fund, Royce Value Plus Fund, Royce Technology Value Fund and Royce 100 Fund, each of which may invest up to 15% of its net assets in illiquid securities, including restricted securities) or in repurchase agreements which mature in more than seven days;

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8.

Invest more than 10% (15% for Royce Opportunity Fund, Royce Special Equity Fund, Royce Value Fund, Royce Value Plus Fund, Royce Technology Value Fund, Royce 100 Fund and Royce Discovery Fund) of its assets in securities for which market quotations are not readily available (i.e., illiquid securities) (except for Pennsylvania Mutual Fund, which is not subject to any such limitation);

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9.	Invest, with respect to 75% of its total assets, more than 5% of its assets in the securities of any one issuer (except U.S. Government securities);

10.	Invest more than 25% of its assets in any one industry (except for Royce Technology Value Fund, which may invest up to 100% of its assets in technology companies);

11.	Acquire (own, in the case of Pennsylvania Mutual Fund) more than 10% of the outstanding voting securities of any one issuer;

12.	Purchase or sell real estate or real estate mortgage loans or invest in the securities of real estate companies unless such securities are publicly-traded;

13.	Purchase or sell commodities or commodity contracts;

14.

Make loans, except for purchases of portions of issues of publicly-distributed bonds, debentures and other securities, whether or not such purchases are made upon the original issuance of such securities, and except that each Fund may loan up to 25% of its assets to qualified brokers, dealers or institutions for their use relating to short sales or other securities transactions (provided that such loans are fully collateralized at all times);

15.	Invest in companies for the purpose of exercising control of management;

16.	Purchase portfolio securities from or sell such securities directly to any of the Trust's Trustees, officers, employees or investment adviser, as principal for their own accounts;
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17.

Invest in the securities of other investment companies (except for Pennsylvania Mutual Fund, Royce Opportunity Fund, Royce Special Equity Fund, Royce Value Fund, Royce Value Plus Fund, Royce Technology Value Fund, Royce 100 Fund and Royce Discovery Fund which may invest in such companies as set forth below); or

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18.	Invest more than 5% of its total assets in warrants, rights and options (except for Pennsylvania Mutual Fund, which may not purchase any warrants, rights or options).

        No Fund may, as a matter of operating policy:

1.	Invest more than 5% of its net assets in lower-rated (high-risk) non-convertible debt securities; or

2.	Enter into repurchase agreements with any party other than the custodian of its assets.

        Royce Opportunity Fund may not, as a matter of operating policy, invest more than 10% of its assets in the securities of foreign issuers.

        Royce Special Equity Fund may not, as a matter of operating policy:

1.	Invest more than 5% of its assets in the securities of foreign issuers;

2.	Invest more than 5% of its assets in securities for which market quotations are not readily available; or

3.	Invest more than 5% of its assets in the securities of other investment companies.

        Royce Technology Value Fund may not, as a matter of operating policy, invest more than 15% of its assets in the securities of foreign issuers.

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        Royce Discovery Fund may not, as a matter of operating policy, invest in the securities of other investment companies.

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        The Trust interprets Fundamental Policy No. 8 to preclude any Fund from investing more than 10% (15% for Pennsylvania Mutual Fund, Royce Opportunity Fund, Royce Special Equity Fund, Royce Value Fund, Royce Value Plus Fund, Royce Technology Value Fund and Royce 100 Fund) of its net assets in illiquid securities.

Pennsylvania Mutual Fund Royce Opportunity Fund Royce Special Equity Fund Royce Value Fund	Royce Value Plus Fund Royce Technology Value Fund Royce 100 Fund

        Pennsylvania Mutual Fund, Royce Opportunity Fund, Royce Value Fund, Royce Value Plus Fund, Royce Technology Value Fund and Royce 100 Fund may each invest up to 25%, and Royce Special Equity Fund may invest up to 5%, of the value of its total assets in the securities of other investment companies (open or closed-end), including up to 5% of its total assets in the securities of any one other investment company, provided that the Funds and all affiliated persons of the Funds do not own, in the aggregate, more than 3% of the total outstanding stock of any one such investment company. The Funds must acquire such securities in the open market, in transactions involving no commissions or discounts to a sponsor or dealer (other than customary brokerage commissions). Under the 1940 Act, the issuers of such securities are not required to redeem them from any one Fund in an amount exceeding 1% of such issuers' total outstanding securities during any period of less than thirty days. The Funds will vote all proxies with respect to such securities in the same proportion as the vote of all other holders of such securities. Notwithstanding the above, Pennsylvania Mutual Fund, Royce Opportunity Fund, Royce Special Equity Fund, Royce Value Fund, Royce Value Plus Fund, Royce Technology Value Fund and Royce 100 Fund may, to the full extent permitted by the 1940 Act, invest cash collateral received in connection with their securities lending activities in money market funds sponsored by their custodian bank.

Royce Opportunity Fund	Royce Technology Value Fund
Royce Value Fund	Royce 100 Fund
Royce Value Plus Fund

        Royce Opportunity Fund, Royce Value Fund, Royce Value Plus Fund, Royce Technology Value Fund and Royce 100 Fund may not invest more than 15% of their net assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale because they are not registered under the Securities Act of 1933 (the "Securities Act") and other securities for which market quotations are not readily available. Securities which are not registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer, a control person of the issuer or another investor holding such securities.

        A large institutional market has developed for these unregistered privately placed restricted securities, including foreign securities. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. Notwithstanding the fact that these securities may be subject to contractual or legal restrictions on resale to the general public or to certain institutions, unregistered securities that can be sold in accordance with Rule 144A under the Securities Act will not be considered illiquid so long as Royce determines that an adequate trading market exists for the security. Rule 144A allows an institutional trading market for securities otherwise subject to restriction on resale to the general public. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Funds, however, could adversely affect the marketability of such portfolio securities, and the Funds might be unable to dispose of such securities promptly or at reasonable prices.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Funds' Rights as Stockholders

        No Fund may invest in a company for the purpose of exercising control of management. However, a Fund may exercise its rights as a stockholder and communicate its views on important matters of policy to management, the board of directors and/or stockholders if Royce or the Board of Trustees determines that such matters could have a significant effect on the value of the Fund's investment in the company. The activities that a Fund may engage in, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's board of directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of a company or a portion of its assets; or supporting or opposing third party takeover attempts. This area of corporate activity is increasingly prone to litigation, and it is possible that a Fund could be involved in lawsuits related to such activities. Royce will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against the Funds and the risk of actual liability if a Fund is involved in litigation. However, no guarantee can be made that litigation against a Fund will not be undertaken or liabilities incurred.

        A Fund may, at its expense or in conjunction with others, pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders if Royce and the Board of Trustees determine this to be in the best interests of a Fund's shareholders.

Securities Lending

        Each Fund may lend up to 25% of its assets to brokers, dealers and other financial institutions. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties that participate in a Global Securities Lending Program organized and monitored by the Funds' custodian and who are deemed by it to be of good standing. Furthermore, such loans will be made only if, in Royce's judgment, the consideration to be earned from such loans would justify the risk.

        The current view of the staff of the Securities and Exchange Commission (the "SEC") is that a Fund may engage in such loan transactions only under the following conditions: (i) the Fund must receive 100% collateral in the form of cash or cash equivalents from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (iii) after giving notice, the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned and to any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) the Fund must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Lower-Rated (High-Risk) and Investment Grade Debt Securities

        Each Fund may invest up to 5% (15% for Royce Opportunity Fund and Royce Technology Value Fund) of its net assets in lower-rated (high-risk) non-convertible debt securities. They may be rated from Ba to Ca by Moody's Investors Service, Inc. or from BB to D by Standard & Poor's or may be unrated. These securities have poor protection with respect to the payment of interest and repayment of principal and may be in default as to the payment of principal or interest. These securities are often speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-rated (high-risk) debt securities may fluctuate more than those of higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

        The market for lower-rated (high-risk) debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations cease to be readily available for a lower-rated (high-risk) debt security in which a Fund has invested, the security will then be valued in accordance with procedures established by the Board of Trustees. Judgment plays a greater role in valuing lower-rated (high-risk) debt securities than is the case for securities for which more external sources for quotations and last sale information are available. Adverse publicity and changing investor perceptions may affect a Fund's ability to dispose of lower-rated (high-risk) debt securities.

        Since the risk of default is higher for lower-rated (high-risk) debt securities, Royce's research and credit analysis may play an important part in managing securities of this type for the Funds. In considering such investments for the Funds, Royce will attempt to identify those issuers of lower-rated (high-risk) debt securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. Royce's analysis may focus on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

        Each of the Funds may also invest in non-convertible debt securities in the lowest rated category of investment grade debt. Such securities may have speculative characteristics, and adverse changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

        The Funds may also invest in investment grade non-convertible debt securities. Such securities include those rated Aaa by Moody's (which are considered to be of the highest credit quality and where the capacity to pay interest and repay principal is extremely strong), those rated Aa by Moody's (where the capacity to repay principal is considered very strong, although elements may exist that make risks appear somewhat larger than expected with securities rated Aaa), securities rated A by Moody's (which are considered to possess adequate factors giving security to principal and interest) and securities rated Baa by Moody's (which are considered to have an adequate capacity to pay interest and repay principal, but may have some speculative characteristics).

Foreign Investments

        Each Fund may invest up to 10% of its total assets (25% for Royce Opportunity Fund, Royce Special Equity Fund and Royce Technology Value Fund) in the securities of foreign issuers. (For purposes of this restriction, securities issued by a foreign domiciled company that are registered with the SEC under Section 12(b) or (g) of the Securities Exchange Act of 1934 are not treated as securities of foreign issuers.) Foreign investments involve certain risks which typically are not present in securities of domestic issuers. There may be less information available about a foreign company than a domestic company; foreign companies may not be subject to accounting, auditing and reporting standards and requirements comparable to those applicable to domestic companies; and foreign markets, brokers and issuers are generally subject to less extensive government regulation than their domestic counterparts. Markets for foreign securities may be less liquid and may be subject to greater price volatility than those for domestic securities. Foreign brokerage commissions and custodial fees are generally higher than those in the United States. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, thereby making it difficult to conduct such transactions. Delays or problems with settlements might affect the liquidity of a Fund's portfolio. Foreign investments may also be subject to local economic and political risks, political, economic and social instability, military action or unrest or adverse diplomatic developments, and possible nationalization of issuers or expropriation of their assets, which might adversely affect a Fund's ability to realize on its investment in such securities. Royce may not be able to anticipate these potential events or counter their effects. Furthermore, some foreign securities are subject to brokerage taxes levied by foreign governments, which have the effect of increasing the cost of such investment and reducing the realized gain or increasing the realized loss on such securities at the time of sale.

        Although changes in foreign currency rates may adversely affect the Funds' foreign investments, Royce does not expect to purchase or sell foreign currencies for the Funds to hedge against declines in the U.S. dollar or to lock in the value of any foreign securities they purchase. Consequently, the risks associated with such investments may be greater than if the Funds were to engage in foreign currency transactions for hedging purposes.

        Exchange control regulations in such foreign markets may also adversely affect the Funds' foreign investments and the Funds' ability to make certain distributions necessary to maintain their eligibility as regulated investment companies and avoid the imposition of income and excise taxes may, to that extent, be limited.

        The considerations noted above are generally intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

        The Funds may purchase the securities of foreign companies in the form of American Depositary Receipts (ADRs). ADRs are certificates held in trust by a bank or similar financial institution evidencing ownership of securities of a foreign-based issuer. Designed for use in U.S. securities markets, ADRs are alternatives to the purchase of the underlying foreign securities in their national markets and currencies.

        Depositories may establish either unsponsored or sponsored ADR facilities. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. Depositories create sponsored ADR facilities in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

Repurchase Agreements

        In a repurchase agreement, a Fund in effect makes a loan by purchasing a security and simultaneously committing to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement requires or obligates the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security.

        The Funds may engage in repurchase agreements provided that such agreements are collateralized by cash or securities issued by the U.S. Government or its agencies. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Funds in connection with bankruptcy proceedings), it is the policy of the Trust to enter into repurchase agreements only with its custodian, State Street Bank and Trust Company, and having a term of seven days or less.

Warrants, Rights and Options

        Each Fund, other than Pennsylvania Mutual Fund, may invest up to 5% of its total assets in warrants, rights and options. A warrant, right or call option entitles the holder to purchase a given security within a specified period for a specified price and does not represent an ownership interest. A put option gives the holder the right to sell a particular security at a specified price during the term of the option. These securities have no voting rights, pay no dividends and have no liquidation rights. In addition, their market prices do not necessarily move parallel to the market prices of the underlying securities.

        The sale of warrants, rights or options held for more than one year generally results in a long-term capital gain or loss to a Fund, and the sale of warrants, rights or options held for one year or less generally results in a short term capital gain or loss. The holding period for securities acquired upon exercise of a warrant, right or call option, however, generally begins on the day after the date of exercise, regardless of how long the warrant, right or option was held. The securities underlying warrants, rights and options could include shares of common stock of a single company or securities market indices representing shares of the common stocks of a group of companies, such as the S&P Small-Cap 600.

        Investing in warrants, rights and call options on a given security allows a Fund to hold an interest in that security without having to commit assets equal to the market price of the underlying security and, in the case of securities market indices, to participate in a market without having to purchase all of the securities comprising the index. Put options, whether on shares of common stock of a single company or on a securities market index, would permit a Fund to protect the value of a portfolio security against a decline in its market price and/or to benefit from an anticipated decline in the market price of a given security or of a market. Thus, investing in warrants, rights and options permits a Fund to incur additional risk and/or to hedge against risk.

Portfolio Turnover

        For the years ended December 31, 2002 and December 31, 2001, Royce Special Equity Fund's portfolio turnover rates were 41% and 124%, respectively. The Fund's portfolio turnover rate for 2001 was relatively high due to redemption activity that occurred following September 11, 2001, that required the Fund to sell certain portfolio securities to meet redemptions.

* * *

        Royce believes that each of the Funds, except Royce Total Return Fund, are suitable for investment only by persons who can invest without concern for current income, and that such Funds are suitable only for those investors who are in a financial position to assume above-average risks in search for long-term capital appreciation.

MANAGEMENT OF THE TRUSTMANAGEMENT OF THE TRUST

        The following table sets forth certain information as to each Trustee and officer of the Trust. The Trustees are responsible for the overall supervision of the operations of the Trust and have the various duties imposed on directors of registered investment companies by the 1940 Act.

Name, Age and Address	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Public Company Directorships

Charles M. Royce* (63) 1414 Avenue of the Americas New York, NY 10019	Trustee and President	Since 1982

President, Chief Investment Officer and member of Board of Managers of Royce & Associates, LLC and its predecessor, Royce & Associates, Inc. (collectively, "Royce"), the Trust's investment adviser; Director and President of Royce Value Trust, Inc. ("RVT"), Royce Micro-Cap Trust, Inc. ("OTCM") and Royce Focus Trust, Inc. ("RFT"), closed-end diversified management investment companies of which Royce is the investment adviser; Trustee and President of Royce Capital Fund ("RCF"), an open-end diversified management investment company of which Royce is the investment adviser (the Trust, RVT, OTCM, RFT and RCF collectively, "The Royce Funds"); Secretary and sole director of Royce Fund Services, Inc. ("RFS"), a wholly-owned subsidiary of Royce and the distributor of the Trust's shares; and managing general partner of Royce Management Company ("RMC"), the general partner of various private investment limited partnerships until October 2001.

				18	None

Name, Age and Address	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Public Company Directorships
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Donald R. Dwight (72) 16 Clover Mill Lane Lyme, NH 03768	Trustee	Since 1998	President of Dwight Partners, Inc., corporate communications consultant; and Chairman (from 1982 to March 1998) and Chairman Emeritus (since March 1998) of Newspapers of New England, Inc. Mr. Dwight's prior experience includes having served as Lieutenant Governor of the Commonwealth of Massachusetts and as President and Publisher of Minneapolis Star and Tribune Company.	18	Trustee of the registered investment companies constituting the Eaton Vance Funds
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Mark R. Fetting* (48) 100 Light Street Baltimore, MD 21202	Trustee	Since 2001	Executive Vice President of Legg Mason, Inc.; member of Board of Managers of Royce; and Division President and Senior Officer, Prudential Financial Group, Inc. and related companies, including fund boards and consulting services to subsidiary companies (from 1991 to 2000). Mr. Fetting's prior business experience includes having served as Partner, Greenwich Associates, and Vice President, T. Rowe Price Group, Inc.	18	Director/ Trustee of registered investment companies constituting the 22 Legg Mason Funds

Richard M. Galkin (65) 654 Boca Marina Court Boca Raton, FL 33487	Trustee	Since 1982	Private investor. Mr. Galkin's prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time Inc.), President of Haverhills Inc. (another Time Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).	18	None

Stephen L. Isaacs (63) 847 25th Avenue San Francisco, CA 94121	Trustee	Since 1989	Attorney, President of The Center for Health and Social Policy; and President of Health Policy Associates, Inc., consultants. Mr. Isaacs also previously served as Director of Columbia University Development Law and Policy Program and Professor at Columbia University.	18	None

Name, Age and Address	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Public Company Directorships

William L. Koke (68) 73 Pointina Road Westbrook, CT 06498	Trustee	Since 1996	Private investor. Mr. Koke's prior business experience includes having served as President of Shoreline Financial Consultants, Director of Financial Relations of SONAT, Inc., Treasurer of Ward Foods, Inc. and President of CFC, Inc.	18	None

David L. Meister (63) 1535 Michael Lane Pacific Palisades, CA 90272	Trustee	Since 1982	Chairman and Chief Executive Officer of The Tennis Channel (since June 2000). Chief Executive Officer of Seniorlife.com (from December 1999 to May 2000). Mr. Meister's prior business experience includes having served as consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.	18	None

G. Peter O'Brien (57) 118 Meadow Road Riverside, CT 06878	Trustee	Since 2001	Trustee of Colgate University; President of Hill House, Inc. and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).	18	Director/ Trustee of the registered investment companies constituting the 22 Legg Mason Funds; Director of Renaissance Capital Greenwich Funds
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John D. Diederich.* (52) 1414 Avenue of the Americas New York, NY 10019	Vice President and Treasurer	Since 2001

Chief Operating Officer (since October 2001), Chief Financial Officer (since March 2002), Managing Director and member of the Board of Managers of Royce; Vice President and Treasurer of RVT, OTCM, RFT and RCF; Director of Administration of The Royce Funds; and President of RFS.

				N/A	None
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Jack E. Fockler, Jr.* (44) 1414 Avenue of the Americas New York, NY 10019	Vice President	Since 1995	Managing Director and Vice President of Royce; Vice President of RVT, OTCM, RFT and RCF; and Vice President of RFS.	N/A	None

Name, Age and Address	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Public Company Directorships
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W. Whitney George*(45) 1414 Avenue of the Americas New York, NY 10019	Vice President	Since 1995	Managing Director and Vice President of Royce; and Vice President of RVT, OTCM, RFT and RCF.	N/A	None
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Daniel A. O'Byrne* (41) 1414 Avenue of the Americas New York, NY 10019	Vice President and Assistant Secretary	Since 1994	Principal and Vice President of Royce; and Vice President of RVT, OTCM, RFT and RCF.	N/A	None

John E. Denneen* (36) 1414 Avenue of the Americas New York, NY 10019	Secretary	1996-2001 and since April 2002

General Counsel (Deputy General Counsel prior to 2003), Principal, Chief Legal and Compliance Officer and Secretary of Royce (since March 2002) ; Secretary of RVT, OTCM, RFT and RCF (1996-2001 and since April 2002); Associate General Counsel, Principal and Chief Compliance Officer of Royce (1996-2001); and Principal of Credit Suisse First Boston Private Equity (2001-2002).

				N/A	None

__________________

 *An "interested person" of the Trust and/or Royce under Section 2(a)(19) of the 1940 Act.

**Each trustee will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. Each officer will hold office for the year ending December 31, 2003 and thereafter until their respective successors are duly elected and qualified.

All of the Trust's trustees are also directors/trustees of RVT, OTCM, RFT and RCF.

Information relating to each Trustee's share ownership in the Funds and in the other funds in the group of registered investment companies comprising The Royce Funds that are overseen by the respective Trustee as of December 31, 2002 is set forth in the tables below.
Charles M. Royce
	Aggregate Dollar Range of	Aggregate Dollar Range of
Fund	Ownership in the Fund	Ownership in The Royce Funds

Royce Premier Fund	Over $100,000
Royce Micro-Cap Fund	Over $100,000
Pennsylvania Mutual Fund	Over $100,000
Royce Select Fund	Over $100,000
Royce Total Return Fund	Over $100,000
Royce Low-Priced Stock Fund	$50,001-$100,000
Royce Opportunity Fund	Over $100,000
Royce Special Equity Fund	Over $100,000
Royce Value Fund	Over $100,000
Royce Value Plus Fund	Over $100,000
Royce Technology Value Fund	Over $100,000

The Royce Funds		Over $100,000
Donald R. Dwight
	Aggregate Dollar Range of	Aggregate Dollar Range of
Fund	Ownership in the Fund	Ownership in The Royce Funds

Royce Premier Fund	Over $100,000
Royce Micro-Cap Fund	$10,001-$50,000

The Royce Funds		Over $100,000
Mark R. Fetting
	Aggregate Dollar Range of	Aggregate Dollar Range of
Fund	Ownership in the Fund	Ownership in The Royce Funds

Pennsylvania Mutual Fund	$50,001-$100,000
Royce Total Return Fund	$10,001-$50,000

The Royce Funds		Over $100,000
Richard M. Galkin
	Aggregate Dollar Range of	Aggregate Dollar Range of
Fund	Ownership in the Fund	Ownership in The Royce Funds

Royce Premier Fund	$10,001-$50,000
Royce Total Return Fund	$50,001-$100,000
Royce Low-Priced Stock Fund	Over $100,000

The Royce Funds		Over $100,000
Stephen L. Isaacs
	Aggregate Dollar Range of	Aggregate Dollar Range of
Fund	Ownership in the Fund	Ownership in The Royce Funds

Royce Premier Fund	$10,001-$50,000
Royce Micro-Cap Fund	$10,001-$50,000
Pennsylvania Mutual Fund	$1-$10,000
Royce Total Return Fund	$1-$10,000
Royce Low-Priced Stock Fund	$1-$10,000
Royce Opportunity Fund	$1-$10,000

The Royce Funds		$50,001-$100,000
William L. Koke
	Aggregate Dollar Range of	Aggregate Dollar Range of
Fund	Ownership in the Fund	Ownership in The Royce Funds

Pennsylvania Mutual Fund	$10,001-$50,000
Royce Opportunity Fund	$10,001-$50,000

The Royce Funds		Over $100,000

David L. Meister
	Aggregate Dollar Range of	Aggregate Dollar Range of
Fund	Ownership in the Fund	Ownership in The Royce Funds

Royce Premier Fund	Over $100,000
Royce Micro-Cap Fund	$10,001-$50,000
Royce Opportunity Fund	Over $100,000
Royce Total Return Fund	$10,001-$50,000
Royce Special Equity Fund	$10,001-$50,000

The Royce Funds		Over $100,000
G. Peter O'Brien
	Aggregate Dollar Range of	Aggregate Dollar Range of
Fund	Ownership in the Fund	Ownership in The Royce Funds

Royce Total Return Fund	$50,001-$100,000
Royce Low-Priced Stock Fund	$50,001-$100,000
Royce Opportunity Fund	$50,001-$100,000

The Royce Funds		Over $100,000

        The Board of Trustees has an Audit Committee, comprised of Donald R. Dwight, Richard M. Galkin, Stephen L. Isaacs, William L. Koke, David L. Meister and G. Peter O'Brien. The Audit Committee is responsible for, among other things, recommending the selection and nomination of the Funds' independent accountants and for conducting post-audit reviews of the Funds' financial conditions with such independent accountants. The Trust has adopted an Audit Committee charter. Mr. Galkin serves as Chairman of the Audit Committee.

        For the year ended December 31, 2002, the following trustees and affiliated persons of the Trust who received more than $60,000, received compensation from the Trust and/or the other funds in the group of registered investment companies comprising The Royce Funds:

	Aggregate	Pension or Retirement	Total Compensation
	Compensation	Benefits Accrued As	from The Royce Funds
Name	From Trust	Part of Trust Expenses	paid to Trustee/Directors

Donald R. Dwight,	$ 35,000*	N/A	$ 65,250*
Trustee

Richard M. Galkin,	35,000*	N/A	65,250*
Trustee

Stephen L. Isaacs,	35,000	N/A	65,250
Trustee

William L. Koke,	35,000	N/A	65,250
Trustee

David L. Meister,	35,000	N/A	63,250
Trustee

Peter O'Brien,	35,000	N/A	65,250
Trustee

John D. Diederich,	249,003	11,274	N/A
Director of
Administration

Howard J. Kashner,	76,868	3,983	N/A
General Counsel

John E. Denneen,	174,838	6,296	N/A
Deputy General
Counsel

Bruno Lavion,	108,318	8,980	N/A
Director of Mutual
Fund Operations

Mary Macchia,	90,211	8,277	N/A
Manager of Fund Accounting

Dani Eng,	60,314	6,091	N/A
Compliance Associate

__________________

* Includes $5,250 from the Trust ($9,563 from the Trust and other Royce Funds) deferred during 2002 at the election of Mr. Dwight and $35,000 from the Trust ($63,750 from the Trust and other Royce Funds) deferred during 2002 at the election of Mr. Galkin under The Royce Funds' Deferred Compensation Plan for Trustees/Directors.

Information Concerning Royce

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        On October 1, 2001, Royce & Associates, Inc., the Funds' investment adviser, became an indirect wholly-owned subsidiary of Legg Mason, Inc. ("Legg Mason"). On March 31, 2002, Royce & Associates, Inc. was merged into Royce Holdings, LLC (a wholly-owned subsidiary of Legg Mason), which then changed its name to Royce & Associates, LLC. As a result of this merger, Royce & Associates, LLC became the Funds' investment adviser and a direct wholly-owned subsidiary of Legg Mason. Founded in 1899, Legg Mason is a publicly-held financial services company primarily engaged in providing asset management, securities brokerage, investment banking and related financial services through its subsidiaries. As of June 30, 2003, Legg Mason's asset management subsidiaries had aggregate assets under management of approximately $215.4 billion.

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Trustees' Consideration of Investment Advisory Agreements

        The Trust's Board of Trustees determined at meetings held on June 4 and 5, 2003, to approve the continuance of the current Investment Advisory Agreements relating to each of the Funds. In making their determinations, the Trustees considered a wide range of information of the type they regularly consider when determining whether to continue a Fund's advisory arrangements as in effect from year to year. In its consideration of the current Investment Advisory Agreements, the Board of Trustees focused on information it had received relating to, among other things: (a) the nature, quality and extent of the advisory and other services to be provided to each Fund by Royce, (b) comparative data with respect to advisory fees paid by other funds with similar investment objectives, (c) the operating expenses and expense ratio of each Fund compared to funds with similar investment objectives, (d) the performance of each Fund as compared to such comparable funds, (e) the relative profitability of the arrangements to Royce, (f) information about the services to be performed and the personnel performing such services under the current Investment Advisory Agreements, (g) the general reputation and financial resources of Royce and Legg Mason, (h) compensation payable by each Fund to affiliates of Royce for other services and (i) Royce's practices regarding the selection and compensation of brokers that execute portfolio transactions for the Funds and the brokers' provision of brokerage and research services to Royce. The Board of Trustees was advised by separate legal counsel in connection with its review of the investment advisory arrangements of each Fund.

        At meetings held on June 4 and 5, 2003, the Trust's Board of Trustees determined to approve the Investment Subadvisory Agreement between Royce and JHC Capital Management, LLC relating to Royce Technology Value Fund. In making these determinations, the Trustees considered the information outlined in the first paragraph above to the extent relevant in approving advisory agreements for this Fund.

PRINCIPAL HOLDERS OF SHARES

        As of June 23, 2003, the following persons were known to the Trust to be the record and/or beneficial owners of 5% or more of the outstanding shares of certain of its Funds:

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Royce Premier Fund Investment Class
Charles Schwab & Co., Inc.	48,984,216	Record	46%
101 Montgomery Street
San Francisco, CA 94104-4122
	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Royce Premier Fund
Consultant Class

LMWW Custodian	6,660	Record and	24%
FBO Mark C. Gray		Beneficial
Rollover IRA

Robert T. McDowell	2789	Record and	10%
928 Valleyview Dr.		Beneficial
Pittsburgh PA 15243-1022

Eddie Ray Faith	1894	Record and	7%
307 Greenacres Blvd		Beneficial
Bossier City, LA 71111-6053

LMWW Custodian	1903	Record and	7%
FBO Nicole Gray		Beneficial
Rollover IRA
180 Heather Dr.
Atherton, CA 94027-2102

John A. Crawford &	1871	Record and	6%
Roseanne C Scott		Beneficial
7815 Oaklawn Dr.
Alexandria,VA 22306-3230

Craig N Lang &	1420	Record and	5%
Sandra M Lang		Beneficial
Special Account
10965 Belle Court Way
Shreveport LA 71106-7706

Royce Premier Fund
Financial Intermediary Class
UMB Bank NA	754,890	Record	70%
Colonial Pipeline Company 401(k)
Investment Plan UA DTD 06/01/1999
c/o JPMC/AC Ret Attn 5500 TEAM
P.O. Box 419784
Kansas City, MO 64141-6784

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Saxon and Co.	201,404	Record	18%
FBO 20-01-302-9912426
P.O. Box 7780-1888
Philadelphia, PA 19182-0001

UMB Bank NA	92,137	Record	8%
ESI 401K Plan UA DTD 06/01/1998
c/o JPMC/AC Ret Attn 5500 TEAM
P.O. Box 419784
Kansas City, MO 64141-6784

Royce Premier Fund
Institutional Class

Wachovia	305,308	Record	34%
Wakemed Cash Balance Plan
U/A DTD 12/29/1987
3000 New Bern Avenue
Raleigh, NC 27610-1231

Amsouth Bank	172,934	Record	19%
Baptist Health Care Corp.
Pension Plan
P.O. Box 12790
Pensacola, FL 32591-2790

Onedun	410,652	Record	46%
218 W Main St.
West Dundee, IL 60018-2019

Royce Micro-Cap Fund
Investment Class

Charles Schwab & Co., Inc.	7,845,996	Record	30%
101 Montgomery Street
San Francisco, CA 94104-4122

Citigroup Global Markets, Inc.	1,373,966	Record	5%
388 Greenwich Street
New York, NY 10013-2339

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Pennsylvania Mutual Fund
Investment Class

Charles Schwab & Co., Inc.	7,247,994	Record	9%
101 Montgomery Street
San Francisco, CA 94104-4122

MLPF&S For the Sole Benefit of	7,184,677	Record	9%
its Customers
Attn Fund Administration #98820
4800 Deer Lakea Dr. E Fl. 2
Jacksonville, FL 32246-6484

Laird Norton Trust Company C/F	5,159,852	Record	6%
Administrative Systems Inc.
Norton Building, 16th Floor
801 Second Avenue
Seattle, WA 98104-1578

Royce Select Fund
Investment Class

Charles Schwab & Co., Inc.	56,100	Record	51%
101 Montgomery Street
San Francisco, CA 94104-4122

Irving W. Bailey II	20,019	Record and	18%
P.O. Box 3242		Beneficial
Palm Beach, FL 33480

Charles M. Royce	8,611	Record and	7%
c/o Royce & Associates, LLC		Beneficial
8 Sound Shore Drive
Greenwich, CT 06830-7242

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Royce TrustShares Fund
Consultant Class

Eleanor Slavinsky TR DTD 12/29/2001	6,489	Record and Beneficial	15%
FBO Edward Slavinsky Jr.
State Street Bank & Trust Co. TTEE
804 Fielding Dr.
Red Lion, PA 17356-9227

Eleanor Slavinsky TR DTD 12/29/2001	6,489	Record and Beneficial	15%
FBO Gail Mohip
State Street Bank & Trust Co. TTEE
802 Valley Hill Dr.
Brandon, FL 33510-3550

C D W & R P Black TR DTD 07/24/2002	2,349	Record and Beneficial	5%
FBO Robert Frederick Mitschke IV
State Street Bank & Trust Co. TTEE
c/o Jacqueline Mitschke
6831 Sullins Rd.
Charlotte, NC 28214-2154

Royce Total Return Fund
Investment Class

Charles Schwab & Co. Inc.	61,294,026	Record	38%
101 Montgomery Street
San Francisco, CA 94104-4122

Royce Total Return Fund
Financial Intermediary Class

Carn & Co A/C 930020300	1,560,569	Record	33%
ABN AMRO Grp PS & Svg Pl.
Attn. Mutual Funds Star
P.O. Box 96211
Washington, D.C. 20090-6211

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

State Street Bank and Trust Co.	1,126,565	Record	23%
TTEE
Hallmark Cards Inc.
A/C HZWK
226 Franklin Street
Boston, MA 02110-2807

Vanguard Fiduciary Trust Company	293,482	Record	6%
Royce Funds Omnibus
P.O. Box 2600, VM 613
Attn: Outside Funds
Valley Forge, PA 19482-2600

SYAG	1,329,917	Record	28%
C/o Stock Yards Bank TR Co
PO Box 34290
Louisville, KY 40232-4290

Royce Total Return Fund
Institutional Class

Military Officers Assoc of America	606,585	Record	48%
201 N Washington St.
Alexandria, VA 22314-2520

The Thomas J. Long Foundation	282,604	Record	22%
2950 Buskirk Ave, Ste 160
Walnut Creek, CA 94597-7770

Light & Company	190,374	Record	15%
C/O Allfirst Trust Co.
Security Processing
109-911 PO Box 1596
Baltimore, MD 21203-1596

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Wendel & Co	68,074	Record	5%
A/C 361144
C/O The Bank of New York Mutual Fund Reorg Dept PO Box 1066 Wall St. Station New York, NY 10268-1066

A/C 361145	63,948	Record	5%
C/O The Bank of New York
Mutual Fund Reorg Dept
PO Box 1066 Wall St. Station
New York, NY 10268-1066

Royce Low-Priced Stock Fund
Investment Class

Charles Schwab & Co., Inc.	85,982,944	Record	45%
101 Montgomery Street
San Francisco, CA 94104-4122

Fidelity Investments Institutional	15,180,860	Record	7%
Operations Co. Inc. as Agent for
Certain Employee Benefit Plans
100 Magellan Way KWIC
Covington, KY 41015-1999

Royce Opportunity Fund
Investment Class

Charles Schwab & Co. Inc.	20,662,782	Record	23%
Attn. Mutual Fund Dept.
101 Montgomery St.
San Francisco, CA 94104-4122

The Northern Trust Co.	17,356,376	Record	19%
Accenture LLP
P.O. Box 92956
Chicago, IL 60675-2956
	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Royce Opportunity Fund
Financial Intermediary Class

New York Life Trust Company	1,576,306	Record	31%
51 Madison Avenue, Rm 117A
New York, NY 10010-1603

State Street Bank & Trust Co.	874,490	Record	17%
GE Capital Information EE Savings
Plan Technology Solutions
801 Pennsylvania Ave.
Kansas City, MO 64105-1307

Mitra & Co.	1,050,147	Record	20%
Attn. Exp
1000 N Water St. #14
Milwaukee, WI 53202-6648

T Rowe Price Trust Co.	381,892	Record	7%
FBO Retirement Plan Clients
DTD 03/01/01
P.O. Box 17215
Baltimore, MD 21297-1215

Charles Schwab & Co. Inc.	354,382	Record	7%
Attn. Mutual Fund Dept.
101 Montgomery St.
San Francisco, CA 94104-4122

Royce Opportunity Fund
Institutional Class

US Bank National Assoc as	876,967	Record	13%
Custodian for Arapahoe County
Retirement Pl
Attn. Mutual FDS AC 90792811
P.O. Box 64010
Saint Paul, MN 55164-0010

Population Council	1,126,251	Record	17%
1 Dag Hammarskjold Plz
New York, NY 10017-2201

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Winthrop University Hospital	612,844	Record	9%
Pension Fund
259 First St
Mineola, NY 11501-3957

Cape Cod Healthcare Inc.	535,864	Record	8%
27 Park Street
Hyannis, MA 02601-5203

Choate Rosemary Hall Foundation	447,934	Record	7%
Inc.
333 Christian Street
Wallingford, CT 06492-3800

The Thomas J. Long Foundation	424,506	Record	6%
2950 Buskirk Ave, Ste 160
Walnut Creek, CA 94597-7770

The Hyde and Watson Foundation	308,885	Record	5%
437 Southern Blvd.
Chatham, NJ 07928-1488

Royce Special Equity Fund
Investment Class

Charles Schwab & Co. Inc.	11,448,509	Record	36%
Attn. Mutual Fund Dept.
101 Montgomery St.
San Francisco, CA 94104-4122

National Investor Services Corp.	1,694,182	Record	5%
FBO 097-5000-19
55 Water Street, 32nd Floor
New York, NY 10041-0028

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Royce Special Equity Fund
Consultant Class

James Ukrop	7,674	Record and	7%
4306 Sulgrave Rd Richmond, VA 23221-3257		Beneficial

Royce Value Fund
Investment Class

Charles M. Royce	139,628	Record and	38%
c/o Royce & Associates, LLC		Beneficial
8 Sound Shore Drive
Greenwich, CT 06830-7242

Linda S. Kaplan	39,433	Record and	10%
900 Stevens Ave.		Beneficial
Westfield, NJ 07090-1219

Karen Free Royce	65,090	Record and	17%
67 Harbor Drive		Beneficial
Greenwich, CT 06830-7019

Charles M. Royce+	51,674	Record and	14%
Chase Manhattan Bank as Agent for		Beneficial
Legg Mason/Royce
Attn. Debbie Demarco
450 West 33rd St., FL 15
New York, NY 10001-2697

Royce Value Plus Fund
Investment Class

Harold Reed TTEE	186,252	Record and	17%
Reed Luce Tosh & McGregor Salary		Beneficial
Red Profit Sharing Plan
804 Turnpike Street
Beaver, PA 15009-2114

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Charles M. Royce	104,401	Record and	9%
c/o Royce & Associates, LLC		Beneficial
8 Sound Shore Drive
Greenwich, CT 06830-7242

Karen Free Royce	61,897	Record and	5%
67 Harbor Drive		Beneficial
Greenwich, CT 06830-7019

National Investor Services FBO	102,091	Record	9%
097-50000-19
55 Water St. 32nd Floor
New York, NY 10041-0028

Royce Technology Value Fund
Investment Class

Charles Schwab & Co., Inc.	1,001,092	Record	32%
Reinvest Account
Attn. Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4122

Charles M. Royce+	200,000	Record and	6%
Chase Manhattan Bank, as Agent		Beneficial
for Legg Mason/Royce
Attn. Debbie Demarco
450 West 33rd St., FL 15
New York, NY 10001-2603

The Beinecke Foundation Inc.	200,000	Record and	6%
8 Sound Shore Drive, Ste. 120		Beneficial
Greenwich, CT 06830-7254

National Investor Services FBO	205,139	Record	6%
097-50000-19
55 Water Street, 32nd Floor
New York, NY 10041-0028

+Charles M. Royce has investment discretion and voting power over this account, which is beneficially owned by Mr. Royce and certain trusts for the benefit of family members of Mr. Royce.


        As of May 31, 2003, all of the trustees and officers of the Trust as a group beneficially owned approximately 1.3% of the outstanding shares of the Investment Class of Royce Micro-Cap Fund, approximately 4.2% of the outstanding shares of the Investment Class of Royce TrustShares Fund, approximately 8.2% of the outstanding shares of the Investment Class of Royce Select Fund, approximately 66% of the outstanding shares of the Investment Class of Royce Value Fund, approximately 16% of the outstanding shares of the Investment Class of Royce Value Plus Fund, approximately 11% of the outstanding shares of the Investment Class of Royce Technology Value Fund and approximately 2.2% of the outstanding shares of the Institutional Class of Royce Opportunity Fund. Except as noted above, the trustees and officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of each of the Funds and their respective classes.


INVESTMENT ADVISORY SERVICES

INVESTMENT ADVISORY SERVICES

Services Provided by Royce

        As compensation for its services under the Investment Advisory Agreements for the Funds listed below, Royce is entitled to receive the following fees:


Fund	Percentage Per Annum of Fund's Average Net Assets
Royce Premier Fund	1.00%
Royce Micro-Cap Fund	1.50%
Pennsylvania Mutual Fund	1.00% of first $50,000,000,
.875% of next $50,000,000 and
.75% of any additional average net assets
Royce TrustShares Fund	1.00%
Royce Total Return Fund	1.00%
Royce Low-Priced Stock Fund	1.50%
Royce Opportunity Fund	1.00%
Royce Special Equity Fund	1.00%
Royce Value Fund	1.00%
Royce Value Plus Fund	1.00%
Royce Technology Value Fund	1.50%
Royce 100 Fund	1.00%
Royce Discovery Fund	1.00%


Such fees are payable monthly from the assets of the Fund involved and, in the case of Royce Premier, Royce Micro-Cap, Pennsylvania Mutual, Royce TrustShares, Royce Total Return, Royce Opportunity, Royce Special Equity and Royce 100 Funds, are allocated among each of their Classes of shares based on the relative net assets of each class.

        Under such Investment Advisory Agreements, Royce (i) determines the composition of each Fund's portfolio, the nature and timing of the changes in it and the manner of implementing such changes, subject to any directions it may receive from the Trust's Board of Trustees; (ii) provides each Fund with investment advisory, research and related services for the investment of its assets; and (iii) pays expenses incurred in performing its investment advisory duties under the Investment Advisory Agreements.

        As described in Royce Technology Value Fund's Prospectus, Royce has entered into an Investment Subadvisory Agreement with JHC Capital Management, LLC ("JHC") pursuant to which JHC manages the Fund's assets and Royce pays a sub-investment advisory fee to JHC equal to 50% of the fee Royce collects from the Fund. Royce and JHC have agreed that the fee paid to JHC by Royce is reduced to 33-1/3% of the fee Royce collects from the Fund pursuant to an agreement under which Royce provides JHC access to certain research related data and services.

        The Trust pays all administrative and other costs and expenses attributable to its operations and transactions with respect to the above-listed Funds, including, without limitation, transfer agent and custodian fees; legal, administrative and clerical services; rent for its office space and facilities; auditing; preparation, printing and distribution of its prospectuses, proxy statements, shareholder reports and notices; supplies and postage; Federal and state registration fees; Federal, state and local taxes; non-affiliated trustees' fees; and brokerage commissions.

        Under its Investment Advisory Agreement, Royce Select Fund pays Royce a performance fee. See "Management of the Fund" in Royce Select Fund's Prospectus for further information concerning this fee and other material terms of such Investment Advisory Agreement, including Royce's obligation to pay the Fund's ordinary operating expenses.

        For each of the three years ended December 31, 2000, 2001 and 2002, as applicable, Royce received advisory fees from the Funds (net of any amounts waived by Royce) and waived advisory fees payable to it, as follows:

	Net Advisory Fees	Amounts
	Received by Royce	Waived by Royce
Royce Premier Fund
2000	$5,927,099	$ -
2001	7,247,357	-
2002	8,316,638	-

Royce Micro-Cap Fund
2000	1,506,648	421,471
2001	2,110,329	433,903
2002	4,130,666	788,085

Pennsylvania Mutual Fund
2000	3,802,081	-
2001	4,121,066	-
2002	5,515,560	-

Royce Select Fund
2000	287,847	-
2001	417,691	-
2002	183,080	-

	Net Advisory Fees	Amounts
	Received by Royce	Waived by Royce
Royce TrustShares Fund
2000	212,180	9,346
2001	283,833	-
2002	312,495	-

Royce Total Return Fund
2000	2,303,349	60,317
2001	3,856,044	-
2002	8,174,088	-

Royce Low-Priced Stock Fund
2000	675,967	200,095
2001	6,596,585	1,491,503
2002	22,149,440	4,105,065

Royce Opportunity Fund
2000	1,868,278	-
2001	4,877,530	-
2002	7,275,515	-

Royce Special Equity Fund
2000	6,360	21,443
2001	42,454	15,871
2002	2,063,037	-

Royce Value Fund
2001*	0	5,023
2002	0	13,591

Royce Value Plus Fund
2001*	0	7,337
2002	26,215	14,690

Royce Technology Value Fund
2001**	-	-
2002	32,611	15,763

__________________

   *June 14, 2001 (commencement of operations) to December 31, 2001
**Commenced operations on December 31, 2001

DISTRIBUTIONDISTRIBUTOR

        The Funds are engaged in a continuous offering of their shares. RFS, a wholly-owned subsidiary of Royce, is the distributor of each Fund's shares. RFS has its office at 1414 Avenue of the Americas, New York, New York 10019. It was organized in November 1982 and is a member of the National Association of Securities Dealers, Inc. ("NASD").


        As compensation for its services and for the expenses payable by it under the Distribution Agreement with the Trust, RFS is entitled to receive, for and from the assets of the Fund or share class involved, a monthly fee equal to 1% per annum (consisting of an asset-based sales charge of .75% and a personal service and/or account maintenance fee of .25%) of Royce Premier Fund's, Royce Micro-Cap Fund's, Pennsylvania Mutual Fund's, Royce TrustShares Fund's, Royce Total Return Fund's and Royce Special Equity Fund's Consultant Classes' respective average net assets, 1% per annum (consisting of an asset-based sales charge of .75% and a personal service and/or account maintenance fee of .25%) of Royce TrustShares Fund's Consultant B Class's average net assets, .25% per annum (consisting of an asset-based sales charge, personal service and/or account maintenance fee) of Royce TrustShares Fund's, Royce Low-Priced Stock Fund's, Royce Value Fund's, Royce Value Plus Fund's, Royce Technology Value Fund's, Royce 100 Fund's and Royce Discovery Fund's Investment Classes' respective average net assets and .25% per annum (consisting of an asset-based sales charge, personal service and/or account maintenance fee) of Royce Premier Fund's, Royce Micro-Cap Fund's, Pennsylvania Mutual Fund's, Royce TrustShares Fund's, Royce Total Return Fund's, Royce Opportunity Fund's, Royce Special Equity Fund's and Royce 100 Fund's Financial Intermediary Classes' respective average net assets. Except to the extent that they may be waived by RFS, these fees are not subject to any required reductions. RFS is also entitled to receive the proceeds of any contingent deferred sales charges that may be imposed on redemptions of shares of Royce TrustShares Fund Consultant B Class, which currently bear a contingent deferred sales charge that declines from 5% during the first year after purchase to 1.5% during the sixth year after purchase. No contingent deferred sales charge is imposed after the sixth year. None of the Funds' Investment Classes, other than those for Royce TrustShares Fund, Royce Low-Priced Stock Fund, Royce Value Fund, Royce Value Plus Fund, Royce Technology Value Fund, Royce 100 Fund and Royce Discovery Fund, or Institutional Classes are obligated to pay any fees to RFS under the Distribution Agreement.


        Under the Distribution Agreement, RFS (i) seeks to promote the sale and/or continued holding of shares of such Funds through a variety of activities, including advertising, direct marketing and servicing investors and introducing parties on an on-going basis; (ii) pays sales commissions and other fees to those broker-dealers, investment advisers and others (excluding banks) who have introduced investors to such Funds (which commissions and other fees may or may not be the same amount as or otherwise comparable to the distribution fees payable to RFS); (iii) pays the cost of preparing, printing and distributing any advertising or sales literature and the cost of printing and mailing the Funds' prospectuses to persons other than shareholders of the Funds; and (iv) pays all other expenses incurred by it in promoting the sale and/or continued holding of the shares of such Funds and in rendering such services under the Distribution Agreement. The Trust bears the expense of registering its shares with the Securities and Exchange Commission and the cost of filing for sales of its shares under the securities laws of the various states.

        The Trust entered into the Distribution Agreement with RFS pursuant to a Distribution Plan which, among other things, permits each Fund that remains covered by the Plan to pay the monthly distribution fee out of its net assets. As required by Rule 12b-1 under the 1940 Act, the shareholders of each Fund or class of shares that remains covered by the Plan and the Trust's Board of Trustees (which also approved the Distribution Agreement pursuant to which the distribution fees are paid) approved the Plan, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Agreement.

        The Plan may be terminated as to any Fund or class of shares by vote of a majority of the non-interested Trustees who have no direct or indirect financial interest in the Plan or in the Distribution Agreement or by vote of a majority of the outstanding voting securities of such Fund or class. Any change in the Plan that would materially increase the distribution cost to a Fund or class of shares requires approval by the shareholders of such Fund or class; otherwise, the Trustees, including a majority of the non-interested Trustees, as described above, may amend the Plan.

        The Distribution Agreement may be terminated as to any Fund or class of shares at any time on 60 days' written notice and without payment of any penalty by RFS, by the vote of a majority of the outstanding shares of such Fund or class or by the vote of a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to it.

        The Distribution Agreement and the Plan, if not sooner terminated in accordance with their terms, will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees who are not parties to the Agreement or interested persons of any such party and who have no direct or indirect financial interest in the Plan or the Agreement and (ii) either by the vote of a majority of the outstanding shares of the Fund or class of shares involved or by the vote of a majority of the entire Board of Trustees.

        While the Plan is in effect, the selection and nomination of those Trustees who are not interested persons of the Trust will be committed to the discretion of the Trustees who are not interested persons.


        RFS has temporarily waived the distribution fees payable to it by the Investment Classes of Royce Low-Priced Stock Fund, Royce Value Fund, Royce Value Plus Fund, Royce 100 Fund and Royce Discovery Fund.


        For the fiscal year ended December 31, 2002, RFS received distribution fees from the Funds as follows:

	Net Distribution Fees	Distribution fees waived

Pennsylvania Mutual Fund - Consultant Class	$2,318,200	$ -
Royce Micro-Cap Fund - Consultant Class	533,256	-
Royce Micro-Cap Fund - Financial Intermediary Class	1	-
Royce Total Return Fund - Consultant Class	664,527	-
Royce Total Return Fund - Financial Intermediary Class	22,901	-
Royce Low-Priced Stock Fund	-	4,375,751
Royce Opportunity Fund - Financial Intermediary Class	44,988	-
Royce Premier Fund - Financial Intermediary Class	265	-
Royce TrustShares Fund - Investment Class	27,069	35,383
Royce TrustShares Fund - Consultant Class	2,934	-
Royce TrustShares Fund - Consultant B Class	60,953	-
Royce Value Fund	0	3,397
Royce Value Plus Fund	0	10,226
Royce Technology Value Fund	0	8,062

RFS paid Legg Mason Wood Walker, Incorporated, a subsidiary of Legg Mason ("Legg Mason Wood Walker"), $1,123,956, $500,568, $663,277, $2,155, and $431 for such fiscal year on account of distribution, shareholder servicing and/or account maintenance activities relating to the Consultant Classes of Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Total Return Fund, Royce TrustShares Fund and the Consultant B Class of Royce TrustShares Fund, respectively. For the fiscal year ended December 31, 2002, shareholders of the Consultant Class of Pennsylvania Mutual Fund were charged and RFS received $304 in contingent deferred sales charges pursuant to the Plan.

        No trustee of the Trust who was not an interested person of the Trust had any direct or indirect financial interest in the operation of the Plan or the Distribution Agreement

        Under the Rules of Fair Practice of the NASD, the front-end sales loads, asset-based sales charges and contingent deferred sales charges payable by any Fund and/or the shareholders thereof to RFS are limited to (i) 6.25% of total new gross sales occurring after July 7, 1993 plus interest charges on such amount at the prime rate plus 1% per annum, increased by (ii) 6.25% of total new gross sales occurring after such Fund first adopted the Plan until July 7, 1993 plus interest charges on such amount at the prime rate plus 1% per annum less any front-end, asset-based or deferred sales charges on such sales or net assets resulting from such sales.

CUSTODIAN AND TRANSFER AGENT

        State Street Bank and Trust Company ("State Street") is the custodian for the securities, cash and other assets of each Fund and the transfer agent and dividend disbursing agent for each Fund's shares, but it does not participate in any Fund's investment decisions. The Trust has authorized State Street to deposit certain domestic and foreign portfolio securities in several central depository systems and to use foreign sub-custodians for certain foreign portfolio securities, as allowed by Federal law. State Street's main office is at 225 Franklin Street, Boston, Massachusetts 02107. All mutual fund transfer, dividend disbursing and shareholder service activities are performed by State Street's agent, National Financial Data Services, at 330 W. 9th Street, Kansas City, Missouri 64105, and Boston Financial Data Services, at 2 Heritage Drive, Quincy, MA 02171.

        State Street is responsible for calculating each Fund's daily net asset value per share and for maintaining its portfolio and general accounting records and also provides certain shareholder services.

INDEPENDENT ACCOUNTANTSINDEPENDENT ACCOUNTANTS

        PricewaterhouseCoopers LLP, whose address is 250 West Pratt Street, Suite 2100, Baltimore, MD 21201-2304, are the Trust's independent accountants, providing audit services, tax return preparation and assistance and consultation in connection with the review of various Securities and Exchange Commission filings.

PORTFOLIO TRANSACTIONSPORTFOLIO TRANSACTIONS

        Royce is responsible for selecting the brokers who effect the purchases and sales of each Fund's portfolio securities. Royce does not select a broker to effect a securities transaction for a Fund unless Royce believes such broker is capable of obtaining the best execution for the security involved in the transaction. Best execution is comprised of several factors, including the liquidity of the market for the security, the commission charged, the promptness and reliability of execution, priority accorded the order and other factors affecting the overall benefit obtained.

        In addition to considering a broker's execution capability, Royce generally considers the research and brokerage services which the broker has provided to it, including any research relating to the security involved in the transaction and/or to other securities. Royce may use commission dollars generated by agency transactions for the Funds and its other client accounts to pay for such services. Research services that may be paid for in this way assist Royce in carrying out its investment decision-making responsibilities. They may include general economic research, market and statistical information, industry and technical research, strategy and company research, advice as to the availability of securities or purchasers or sellers of a particular security, research related to portfolio company shareholder voting and performance measurement, and may be written or oral. Brokerage services that may be paid for in this way include effecting securities transactions and incidental functions such as clearance, settlement and custody.

        Royce is authorized, in accordance with Section 28(e) of the Securities Exchange Act of 1934 and under its Investment Advisory Agreements with the Trust, to cause the Funds to pay brokerage commissions in excess of those which another broker might have charged for effecting the same transaction, in recognition of the value of research and brokerage services provided to Royce by the broker. Thus, the Funds generally pay higher commissions to those brokers who provide both such research and brokerage services than those who provide only execution services. Royce determines the overall reasonableness of brokerage commissions paid based on prevailing commission rates for similar transactions and the value it places on the research and/or brokerage services provided to it by the broker, viewed in terms of either the particular transaction or Royce's overall responsibilities with respect to its accounts.

        Research and brokerage services furnished by brokers through whom a Fund effects securities transactions may be used by Royce in servicing all of its accounts, and Royce may not use all of such services in connection with the Trust or any one of its Funds. Moreover, Royce's receipt of these services does not reduce the investment advisory fees payable to Royce, even though Royce might otherwise be required to purchase some of them for cash. Royce may, therefore, be viewed as having a conflict of interest relating to its obtaining such research services with Fund and other client account commission dollars.

        Firms that provide such research and brokerage services to Royce may also promote the sale of the Funds' shares, and Royce and/or RFS may separately compensate them for doing so. RFS does not effect portfolio security transactions for the Funds or others.

        From time to time the Funds may effect brokerage transactions on a securities exchange with Legg Mason Wood Walker and any other affiliated broker-dealers in accordance with the procedures and requirements set forth in Rule 17e-1 under the 1940 Act. Any such transactions would involve the use of the affiliated broker-dealer for execution purposes only and/or for locating the purchasers or sellers involved in the transaction. The affiliated broker-dealer would not be compensated because of any other research-related service or product provided or to be provided by it and may not be used to effect brokerage transactions in Nasdaq or other over-the-counter securities. Although the Funds will not effect any principal transactions with any affiliated broker-dealers, they may purchase securities that are offered in certain underwritings in which an affiliated broker-dealer is a participant in accordance with the procedures and requirements set forth in Rule 10f-3 under the 1940 Act. Charles M. Royce and/or trusts primarily for the benefit of members of his family may own or acquire substantial amounts of Legg Mason common stock.

        Even though Royce makes investment decisions for each Fund independently from those for the other Funds and the other accounts managed by Royce, Royce frequently purchases, holds or sells securities of the same issuer for more than one Royce account because the same security may be suitable for more than one of them. When Royce is purchasing or selling the same security for more than one Royce account managed by the same primary portfolio manager on the same trading day, Royce generally seeks to average the transactions as to price and allocate them as to amount in a manner believed by Royce to be equitable to each. Royce generally effects such purchases and sales of the same security pursuant to Royce's Trade Allocation Guidelines and Procedures. Under such Guidelines and Procedures, Royce places and executes unallocated orders with broker-dealers during the trading day and then allocates the securities purchased or sold in such transactions to one or more of Royce's accounts at or shortly following the close of trading, generally using the average net price obtained by accounts with the same primary portfolio manager. Royce does such allocations based on a number of judgmental factors that it believes should result in fair and equitable treatment to those of its accounts for which the securities may be deemed suitable. In some cases, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained for a Fund.

        From time to time, one or more of Royce's portfolio managers may sell short or purchase long a security for the client accounts that he manages even though one or more other portfolio managers may have or acquire an opposite position in this same security for the client accounts that they manage.

        JHC, the sub-investment adviser for Royce Technology Value Fund, generally places its orders for the Fund's portfolio through Royce. Although JHC may select the brokers who effect agency transactions for the Fund, it has agreed to follow policies, procedures and practices substantially similar to those of Royce described above when doing so.

        During each of the three years ended December 31, 2000, 2001 and 2002, the Funds paid brokerage commissions as follows:

Fund	2000	2001	2002
Royce Premier Fund	$826,856	$875,806	$1,554,265
Royce Micro-Cap Fund	318,810	154,231	1,632,153
Pennsylvania Mutual Fund	786,511	707,807	1,978,004
Royce Select Fund	68,336	28,290	88,533
Royce TrustShares Fund	98,817	57,275	93,988
Royce Total Return Fund	265,837	546,077	1,521,250
Royce Low-Priced Stock Fund	488,684	2,326,036	7,692,344
Royce Opportunity Fund	1,458,902	1,744,551	4,094,899
Royce Special Equity Fund	9,450	37,272	999,605
Royce Value Fund	-	3,645*	10,236
Royce Value Plus Fund	-	6,603*	47,214
Royce Technology Value Fund**	-	-	34,815

______________

 *For the period from June 14, 2001 (commencement of operations) to December 31, 2001
**Commenced operations on December 31, 2001

        During the years ended December 31, 2000 and 2001, the Funds paid brokerage commissions to Legg Mason Wood Walker as set forth below. During the year ended December 31, 2002, the Funds paid no brokerage commissions to Legg Mason Wood Walker. Neither Royce nor any of its affiliates received any compensation in connection with the execution of such portfolio security transactions.

Fund	2000	2001
Royce Premier Fund	$44,888	$13,414
Royce Micro-Cap Fund	1,314	130
Pennsylvania Mutual Fund	11,000	8,584
Royce Select Fund	3,060	0
Royce TrustShares Fund	1,429	330
Royce Total Return Fund	2,079	2,874
Royce Low-Priced Stock Fund	9,270	27,188
Royce Opportunity Fund	25,557	27,103
Royce Special Equity Fund	0	0
Royce Value Fund	0	100*
Royce Value Plus Fund	0	50*
Royce Technology Value Fund**	0	-

______________

 *For the period from June 14, 2001 (commencement of operations) to December 31, 2001
**Commenced operations on December 31, 2001

        During the year ended December 31, 2002, the Funds did not engage in any principal transactions with Legg Mason Wood Walker.

        During the years ended December 31, 2000 and 2001, the Funds also paid brokerage commissions to Howard, Weil, Labouisse, Friedrichs Inc. ("Howard Weil"), another subsidiary of Legg Mason, as set forth below. During the year ended December 31, 2002, the Funds paid no brokerage commissions to Howard, Weil, Labouisse, Friedrichs, Inc. Neither Royce nor any of its affiliates received any compensation in connection with the execution of such portfolio security transactions.

Fund	2000	2001
Royce Premier Fund	$17,795	$5,118
Royce Micro-Cap Fund	750	1,000
Pennsylvania Mutual Fund	12,117	696
Royce Select Fund	1,200	0
Royce TrustShares Fund	2,560	0
Royce Total Return Fund	7,170	396
Royce Opportunity Fund	4,173	5,400
Royce Special Equity Fund	35	22,190
Royce Value Fund	0	42*
Royce Value Plus Fund	0	0*
Royce Value Technology Fund**	-	-
Royce Value Plus Fund	0	0*
Royce Value Technology Fund**	-	-

____________

 *For the period from June 14, 2001 (commencement of operations) to December 31, 2001
**Commenced operations on December 31, 2001

        During the year ended December 31, 2002, the Funds did not engage in any principal transactions with Howard Weil.

        For the year ended December 31, 2002, the aggregate amount of brokerage transactions of each Fund having a research component and the amount of commissions paid by each Fund for such transactions were as follows:

	Aggregate Amount of
	Brokerage Transactions	Commissions Paid
Fund	Having a Research Component	For Such Transactions
Royce Premier Fund	$476,555,074	$1,485,421
Royce Micro-Cap Fund	240,949,763	1,528,620
Pennsylvania Mutual Fund	427,842,137	1,878,464
Royce Select Fund	20,038,596	77,615
Royce TrustShares Fund	22,511,799	84,775
Royce Total Return Fund	608,839,408	1,459,558
Royce Low-Priced Stock Fund	1,648,584,340	7,384,017
Royce Opportunity Fund	730,425,825	3,984,863
Royce Special Equity Fund	375,724,289	927,540
Royce Value Fund	2,088,509	9,597
Royce Value Plus Fund	6,646,534	44,380
Royce Technology Value Fund	3,535,246	24,575

CODE OF ETHICS AND RELATED MATTERS

        Royce, RFS and The Royce Funds have adopted a Code of Ethics under which directors (other than non-management directors), officers and employees of Royce and RFS ("Royce-related persons") and interested trustees/directors, officers and employees of The Royce Funds are generally prohibited from personal trading in any security which is then being purchased or sold or considered for purchase or sale by a Royce Fund or any other Royce account. The Code of Ethics permits such persons to engage in other personal securities transactions if (i) the securities involved are certain debt securities, money market instruments, shares of registered open-end investment companies or shares acquired from an issuer in a rights offering or under an automatic dividend reinvestment or employer-sponsored automatic payroll-deduction cash purchase plan, (ii) the transactions are either non-volitional or are effected in an account over which such person has no direct or indirect influence or control or (iii) they first obtain permission to trade from Royce's Compliance Officer and either an executive officer or Senior Portfolio Manager of Royce. The Code contains standards for the granting of such permission, and permission to trade will usually be granted only in accordance with such standards.

        Royce's clients include several private investment companies in which Royce, Royce-related persons and/or other Legg Mason affiliates have (and, therefore, may be deemed to beneficially own) a share of up to 15% of the company's realized and unrealized net capital gains from securities transactions, but less than 25% of the company's equity interests. The Code of Ethics does not restrict transactions effected by Royce for such private investment company accounts, and transactions for such accounts are subject to Royce's allocation policies and procedures. See "Portfolio Transactions".

        As of May 31, 2003, Royce-related persons, interested trustees/directors, officers and employees of The Royce Funds and members of their immediate families beneficially owned shares of The Royce Funds having a total value of over $48.2 million, and such persons beneficially owned equity interests in Royce-related private investment companies totaling approximately $9.9 million.

        JHC has adopted a Code of Ethics that contains standards and procedures for regulating personal securities transactions of its members, managers, officers and employees.

PRICING OF SHARES BEING OFFERED

        The purchase and redemption price of each Fund's shares is based on the Fund's current net asset value per share. See "Net Asset Value Per Share" in the Funds' Prospectuses.

        As set forth under "Net Asset Value Per Share", State Street determines each Fund's net asset value per share as of the close of regular trading on the New York Stock Exchange (generally at 4:00 p.m. Eastern Time), on each day that the Exchange is open. The Exchange is open on all weekdays which are not holidays. Thus, it is closed on Saturdays and Sundays and on New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

REDEMPTIONS IN KIND

        Conditions may arise in the future which would, in the judgment of the Trust's Board of Trustees or management, make it undesirable for a Fund to pay for all redemptions in cash. In such cases, payment may be made in portfolio securities or other property of the Fund. However, the Trust is obligated to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Trust's net assets if that is less) in any 90-day period. Royce would select the securities delivered in payment of redemptions, valued at the same value assigned to them in computing the Fund's net asset value per share for purposes of such redemption. Shareholders receiving such securities would incur brokerage costs when these securities are sold.

TAXATION

        Each Fund has qualified and intends to remain qualified each year for the tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, a Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and the diversification of its assets.

        By so qualifying, a Fund will not be subject to Federal income taxes to the extent that its net investment income and capital gain net income are distributed, so long as the Fund distributes, as ordinary income dividends, at least 90% of its investment company taxable income.

        The Internal Revenue Service (the "IRS") will impose a non-deductible 4% excise tax on a Fund to the extent that the Fund does not distribute (including by declaration of certain dividends), during each calendar year, (i) 98% of its ordinary income for such calendar year, (ii) 98% of its capital gain net income for the one-year period ending October 31 of such calendar year (or the Fund's actual taxable year ending December 31, if elected) and (iii) the remaining 2% of such amounts if not distributed in the prior year. To avoid the application of this tax, each Fund intends to distribute substantially all of its net investment income and capital gain net income at least annually to its shareholders.

        Each Fund maintains accounts and calculates income by reference to the U.S. dollar for U.S. Federal income tax purposes. Investments calculated by reference to foreign currencies will not necessarily correspond to a Fund's distributable income and capital gains for U.S. Federal income tax purposes as a result of fluctuations in foreign currency exchange rates. Furthermore, if any exchange control regulations were to apply to a Fund's investments in foreign securities, such regulations could restrict that Fund's ability to repatriate investment income or the proceeds of sales of securities, which may limit the Fund's ability to make sufficient distributions to satisfy the 90% distribution requirement and avoid the 4% excise tax.

        Income earned or received by a Fund from investments in foreign securities may be subject to foreign withholding taxes unless a withholding exemption is provided under an applicable treaty. Any such taxes would reduce that Fund's cash available for distribution to shareholders. It is currently anticipated that none of the Funds will be eligible to elect to "pass through" such taxes to their shareholders for purposes of enabling them to claim foreign tax credits or other U.S. income tax benefits with respect to such taxes.

        If a Fund invests in stock of a so-called passive foreign investment company ("PFIC"), the Fund may be subject to Federal income tax on a portion of any "excess distribution" with respect to, or gain from the disposition of, the stock. The Fund would determine the tax by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The Fund would be taxed on the amount so allocated to any taxable year of the Fund prior to the taxable year in which the excess distribution or disposition occurs, at the highest marginal income tax rate in effect for such years, and the tax would be further increased by an interest charge. The Fund would include in its investment company taxable income the amount allocated to the taxable year of the distribution or disposition and, accordingly, it would not be taxable to the Fund to the extent distributed by the Fund as a dividend to shareholders.

        In lieu of being taxable in the manner described above, a Fund may be able to elect to include annually in income its pro rata share of the ordinary earnings and net capital gain (whether or not distributed) of the PFIC. In order to make this election, the Fund would need to obtain annual information from the PFICs in which it invests, which in many cases may be difficult to obtain. Alternatively, if eligible, the Fund may be able to elect to mark to market its PFIC stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. In the event that the Fund makes a mark to market election for the current taxable year, the resulting gain or loss generally is reportable as ordinary income or loss. The Fund may make either of these elections with respect to its investments (if any) in PFICs.

        Investments of a Fund in securities issued at a discount or providing for deferred interest payments or payments of interest in kind (which investments are subject to special tax rules under the Code) will affect the amount, timing and character of distributions to shareholders. For example, a Fund which acquires securities issued at a discount is required to accrue as ordinary income each year a portion of the discount (even though the Fund may not have received cash interest payments equal to the amount included in income) and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.

Distributions

        For Federal income tax purposes, distributions by each Fund, whether received in cash or reinvested in additional shares, from net investment income and from any net realized short-term capital gain are taxable to shareholders as ordinary income, except that distributions of qualifying dividends from domestic corporations and qualified foreign corporations are taxable at 15% (5% for 10% and 15% rate taxpayers). Ordinary income generally cannot be offset by capital losses. For U.S. corporate shareholders, distributions of net investment income (but not distributions of short-term capital gains) may qualify in part for the 70% dividends received deduction for purposes of determining their regular taxable income. (However, the 70% dividends received deduction is not allowable in determining a corporate shareholder's alternative minimum taxable income.) The amount qualifying for the dividends received deduction generally will be limited to the aggregate dividends received by the Fund from domestic corporations. The dividends received deduction for a corporate shareholder may be further reduced or eliminated if the shares with respect to which dividends are received by the Fund or the corporate shareholder's Fund shares are treated as debt-financed or are deemed to have been held for fewer than 46 days, during a 90 day period beginning 45 days before and ending 45 days after the Fund is entitled to receive such dividends, or under other generally applicable statutory limitations.

        So long as a Fund qualifies as a regulated investment company and satisfies the 90% distribution requirement, distributions by the Fund from net capital gains will be taxable as long-term capital gain, whether received in cash or reinvested in Fund shares and regardless of how long a shareholder has held Fund shares. Such distributions are not eligible for the dividends received deduction. Capital gain distributions by the Fund, although fully includible in income, currently are taxed at a lower maximum marginal Federal income tax rate than ordinary income in the case of non-corporate U.S. shareholders. Such long-term capital gains are generally taxed at a maximum marginal Federal income tax rate of 20% (15% on or after May 6, 2003).

        Distributions by a Fund in excess of its current and accumulated earnings and profits will reduce a shareholder's basis in Fund shares (but, to that extent, will not be taxable) and, to the extent such distributions exceed the shareholder's basis, will be taxable as capital gain assuming the shareholder holds Fund shares as capital assets.

        A distribution is treated as paid during a calendar year if it is declared in October, November or December of the year to shareholders of record in such month and paid by January 31 of the following year. Such distributions are taxable to such shareholders as if received by them on December 31, even if not paid to them until January. In addition, certain other distributions made after the close of a Fund's taxable year may be "spilled back" and treated as paid by the Fund (other than for purposes of avoiding the 4% excise tax) during such year. Such dividends would be taxable to the shareholders in the taxable year in which the distribution was actually made by the Fund.

        The Trust will send written notices to shareholders regarding the amount and Federal income tax status as ordinary income or capital gain of all distributions made during each calendar year.

Back-up Withholding/Withholding Tax

        Under the Code, certain non-corporate shareholders who are United States persons may be subject to back-up withholding on reportable dividends, capital gains distributions and redemption payments ("back-up withholding"). Generally, shareholders subject to back-up withholding are those for whom a taxpayer identification number and certain required certifications are not on file with the Trust or who, to the Trust's knowledge, have furnished an incorrect number. In addition, the IRS requires the Trust to withhold from distributions to any shareholder who does not certify to the Trust that such shareholder is not subject to back-up withholding due to notification by the IRS that such shareholder has under-reported interest or dividend income. When establishing an account, an investor must certify under penalties of perjury that such investor's taxpayer identification number is correct and that such investor is not subject to or is exempt from back-up withholding.

        Ordinary income distributions paid to shareholders who are non-resident aliens or which are foreign entities are subject to 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under an applicable treaty. Non-U.S. shareholders are urged to consult their own tax advisers concerning the United States tax consequences to them of investing in a Fund.

Timing of Purchases and Distributions

        At the time of an investor's purchase, a Fund's net asset value may reflect undistributed income or capital gains or net unrealized appreciation of securities held by the Fund. A subsequent distribution to the investor of such amounts, although it may in effect constitute a return of his or its investment in an economic sense, would be taxable to the shareholder as ordinary income or capital gain as described above. Investors should carefully consider the tax consequences of purchasing Fund shares just prior to a distribution, as they will receive a distribution that is taxable to them.

Sales, Redemptions or Exchanges of Shares

        Gain or loss recognized by a shareholder upon the sale, redemption or other taxable disposition of Fund shares (provided that such shares are held by the shareholder as a capital asset) will be treated as capital gain or loss, measured by the difference between the adjusted basis of the shares and the amount realized on the sale or exchange. Gains for non-corporate shareholders will be taxed at a maximum marginal Federal income rate of 20% (15% on or after May 6, 2003) for shares held for more than 12 months, and, currently, 35% (ordinary income rate) for shares held for 12 months or less. For regular corporations, the maximum Federal rate on all income is 35%. The IRS will disallow a loss to the extent that the shares disposed of are replaced (including by receiving Fund shares upon the reinvestment of distributions) within a period of 61 days, beginning 30 days before and ending 30 days after the sale of the shares. In such a case, the amount of the disallowed loss will increase the basis of the shares acquired. A loss recognized upon the sale, redemption or other taxable disposition of shares held for 6 months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received with respect to such shares. A shareholder's exchange of shares between Funds will be treated for tax purposes as a sale of the Fund shares surrendered in the exchange, and may result in the shareholder's recognizing a taxable gain or loss.

* * *

        The foregoing relates to Federal income taxation. Distributions, as well as any gains from a sale, redemption or other taxable disposition of Fund shares, also may be subject to state and local taxes. Under current law, so long as each Fund qualifies for the Federal income tax treatment described above, it is believed that neither the Trust nor any Fund will be liable for any income or franchise tax imposed by Delaware.

        Investors are urged to consult their own tax advisers regarding the application to them of Federal, state and local tax laws.

Royce TrustShares Fund

        Gift Taxes

        An investment in Royce TrustShares Fund though a GiftShare trust account may be a taxable gift for Federal tax purposes, depending upon the option selected and other gifts that the Donor and his or her spouse may make during the year.

        If the Donor selects the Withdrawal Option, the entire amount of the gift will be a "present interest" that qualifies for the Federal annual gift tax exclusion. In that case, the Donor will be required to file a Federal gift tax return for the year of the gift only if (i) he or she makes gifts (including the gift of Fund shares) totaling more than the amount of the Federal annual gift tax exclusion (currently, $11,000) to the same individual during that year, (ii) the Donor and his or her spouse elects to have any gifts by either of them treated as "split gifts" (i.e., treated as having been made one-half by each of them for gift tax purposes) or (iii) the Donor makes any gift of a future interest during that year. The Trustee will notify the Beneficiary of his or her right of withdrawal promptly following any investment in the Fund under the Withdrawal Option.

        If the Donor selects the Accumulation Option, the entire amount of the gift will be a "future interest" for Federal gift tax purposes, so that none of the gift will qualify for the Federal annual gift tax exclusion. Consequently, the Donor will have to file a Federal gift tax return (IRS Form 709) reporting the entire amount of the gift, even if the gift is less than $11,000.

        No Federal gift tax will be payable by the Donor until his or her cumulative taxable gifts (i.e., gifts other than those qualifying for the annual exclusion or other exclusions) exceed the Federal applicable credit for gift tax purposes (currently $1,000,000). Any gift of Fund shares that does not qualify as a present interest will reduce the amount of the Federal applicable credit for gift tax purposes that would otherwise be available for future gifts or to the Donor's estate. All gifts of Fund shares may qualify for "gift splitting" with the Donor's spouse, meaning that the Donor and his or her spouse may elect to treat the gift as having been made one-half by each of them.

        The Donor's gift of Fund shares may also have to be reported for state gift tax purposes, if the state in which the Donor resides imposes a gift tax. Many states do not impose such a tax. Some of those that do follow the Federal rules concerning the types of transfers subject to tax and the availability of the annual exclusion.

        Donors of Fund shares should be aware that contributions after 2009 may be subject to different rules and, therefore, should consult their tax advisers prior to making such contributions.

        Generation-Skipping Transfer Taxes

        If the Beneficiary of a gift through a GiftShare trust account is a grandchild or more remote descendant of the Donor or is assigned, under Federal tax law, to the generation level of the Donor's grandchildren or more remote descendants, any part of the gift that does not qualify for the Federal annual gift tax exclusion will be a taxable transfer for purposes of the Federal generation-skipping transfer tax ("GST tax"). These gifts will now be protected from the GST tax by the automatic allocation of the Donor's GST exemption until his or her cumulative gifts (other than certain gifts qualifying for the annual exclusion or other exclusions) to individuals assigned, under Federal tax law, to the generation level of the Donor's grandchildren or more remote descendants exceed the GST tax exemption (currently, $1,120,000 for 2003 and increasing in uneven stages to $3,500,000 in 2009). The tax rate on transfers subject to the GST tax is the maximum Federal estate tax rate (currently 49% in 2003 and dropping 1% each year thereafter until it reaches 45% in 2007). The Donor must report gifts subject to the GST tax, whether or not covered by the GST tax exemption, on the Donor's Federal gift tax return. Whether, and the extent to which, a gift through a GiftShare trust account will qualify for the Federal annual gift tax exclusion will depend upon the option selected and other gifts that the Donor and his or her spouse may have made during the year. See "Gift Taxes" above.

        Donors of Fund shares should be aware that contributions after 2009 may be subject to different rules and, therefore, should consult their tax advisers prior to making such contributions.

        Income Taxes

        The Internal Revenue Service has taken the position in recent rulings that a trust beneficiary who is given a power of withdrawal over contributions to the trust should be treated as the "owner" of the portion of the trust that was subject to the power for Federal income tax purposes. Accordingly, if the Donor selects the Withdrawal Option, the Beneficiary may be treated as the "owner" of all of the Fund shares in the account for Federal income tax purposes, and will be required to report all of the income and capital gains earned in the Trust on his or her personal Federal income tax return. The Trust will not pay Federal income taxes on any of the Trust's income or capital gains. The Trustee will prepare and file the Federal income tax information returns that are required each year (and any state income tax returns that may be required), and will send the Beneficiary a statement following each year showing the amounts (if any) that the Beneficiary must report on his or her income tax returns for that year. If the Beneficiary is under fourteen years of age, these amounts may be subject to Federal income taxation at the marginal rate applicable to the Beneficiary's parents. The Beneficiary will have the option exercisable annually to require the Trustee to pay him or her a portion of the Trust's income and capital gains to provide funds with which to pay any resulting income taxes, which the Trustee will do by redeeming Fund shares. The amount distributed will be the lesser of the amount the Beneficiary requests and a fraction of the Trust's ordinary income and short-term capital gains and long-term capital gains equal to the highest marginal Federal income tax rate imposed on each type of income (currently, 35% and 20% (15% on or after May 6, 2003), respectively).

        Under the Withdrawal Option, the Beneficiary will also be able to require the Trustee to pay his or her tuition, room and board and other expenses of his or her college or post-graduate education (subject, in certain instances, to approval by the Beneficiary's Representative), and the Trustee will raise the cash necessary to fund these distributions by redeeming Fund shares. Any such redemption will result in the realization of capital gain or loss on the shares redeemed, which will be reportable by the Beneficiary on his or her income tax returns for the year in which the shares are redeemed, as described above.

        If the Donor selects the Accumulation Option, the Trust that he or she creates will be subject to Federal income tax on all income and capital gains earned by the Trust, less a $100 annual exemption (in lieu of the personal exemption allowed to individuals). The amount of the tax will be determined under the tax rate schedule applicable to estates and trusts, which is more sharply graduated than the rate schedule for individuals, reaching the same maximum marginal rate for ordinary income and short-term capital gains (currently, 35%), but at a much lower taxable income level (for 2003, $9,350) than would apply to an individual. It is anticipated, however, that most of the income generated by Fund shares will be long-term capital gains, on which the Federal income tax rate is currently limited to 20% (15% on or after May 6, 2003). The Trustee will raise the cash necessary to pay any Federal or state income taxes by redeeming Fund shares. The Beneficiary will not pay Federal income taxes on any of the Trust's income or capital gains, except those earned in the year when the Trust terminates. The Trustee will prepare and file all Federal and state income tax returns that are required each year, and will send the Beneficiary an information statement for the year in which the Trust terminates showing the amounts (if any) that the Beneficiary must report on his or her Federal and state income tax returns for that year.

        When the Trust terminates, the distribution of the remaining Fund shares held in the Trust to the Beneficiary will not be treated as a taxable disposition, and no capital gain or loss will be realized by the Beneficiary (or, if he or she has died, by his or her estate) at that time. Any Fund shares received by the Beneficiary will have the same cost basis as they had in the Trust at the time of termination. Any Fund shares received by the Beneficiary's estate will have a basis equal to the value of the shares at the Beneficiary's death (or the alternate valuation date for Federal estate tax purposes, if elected).

        Consultation With Qualified Tax Adviser

        Due to the complexity of Federal and state gift, GST and income tax laws pertaining to all gifts in trust, prospective Donors should consider consulting with an attorney or other qualified tax adviser before investing in Royce TrustShares Fund.

DESCRIPTION OF THE TRUST

Trust Organization

        The Trust was organized in April 1996 as a Delaware business trust. It is the successor by mergers to The Royce Fund, a Massachusetts business trust (the "Predecessor"), and Pennsylvania Mutual Fund, a Delaware business trust. The mergers were effected on June 28, 1996, under an Agreement and Plan of Merger pursuant to which the Predecessor and Pennsylvania Mutual Fund merged into the Trust, with each Fund of the Predecessor and Pennsylvania Mutual Fund becoming an identical counterpart series of the Trust, Royce continuing as the Funds' investment adviser under their pre-merger Investment Advisory Agreements and RFS continuing as the Trust's distributor. A copy of the Trust's Certificate of Trust is on file with the Secretary of State of Delaware, and a copy of its Trust Instrument, its principal governing document, is available for inspection by shareholders at the Trust's office in New York. The Trust's business and affairs are managed under the direction of its Board of Trustees.

        The Trust has an unlimited authorized number of shares of beneficial interest, which the Board of Trustees may divide into an unlimited number of series and/or classes without shareholder approval. (Seven Funds presently have more than one class of shares.) Shareholders are entitled to one vote per share (with proportional voting for fractional shares). Shares vote by individual series, except that shares are voted in the aggregate and not by individual series when required by the 1940 Act and that if Trustees determine that a matter affects shareholders of only one series or class, then only shareholders of that series or class are entitled to vote on that matter.

        Royce Opportunity Fund offers three classes of shares, an Investment Class, an Institutional Class and a Financial Intermediary Class. Each of Royce Premier Fund, Royce Micro-Cap Fund, Royce Total Return Fund and Royce Special Equity Fund offers four classes of shares, an Investment Class, an Institutional Class, a Financial Intermediary Class and a Consultant Class. Pennsylvania Mutual Fund offers three classes of shares, an Investment Class, a Financial Intermediary Class and a Consultant Class. Royce TrustShares Fund offers five classes of shares, an Investment Class, an Institutional Class, a Financial Intermediary Class, a Consultant Class and a Consultant B Class. The shares of each class represent a pari passu interest in such Fund's investment portfolio and other assets and have the same redemption and other rights.

        Effective April 30, 1999, Royce GiftShares Fund and PMF II changed their names to Royce Trust & GiftShares Fund and Royce Opportunity Fund, respectively. Effective May 1, 2003, Royce Trust & GiftShares Fund changed its name to Royce TrustShares Fund.

        On August 4, 2000, Royce Total Return Fund acquired all of the assets and assumed all of the liabilities of The REvest Value Fund. The acquisition was accomplished by exchanging shares of Royce Total Return Fund equal in value to the shares of The REvest Value Fund owned by each of its shareholders.

        Each of the Trustees currently in office was elected by the Trust's shareholders. There will normally be no meeting of shareholders for the election of Trustees until less than a majority of the shareholder-elected Trustees remain in office, at which time the Trustees will call a shareholders meeting for the election of Trustees. In addition, Trustees may be removed from office by written consents signed by the holders of a majority of the outstanding shares of the Trust and filed with the Trust's custodian or by a vote of the holders of a majority of the outstanding shares of the Trust at a meeting duly called for this purpose upon the written request of holders of at least 10% of the Trust's outstanding shares. Upon the written request of 10 or more shareholders of the Trust, who have been shareholders for at least 6 months and who hold shares constituting at least 1% of the Trust's outstanding shares, stating that such shareholders wish to communicate with the Trust's other shareholders for the purpose of obtaining the necessary signatures to demand a meeting to consider the removal of a Trustee, the Trust is required (at the expense of the requesting shareholders) to provide a list of its shareholders or to distribute appropriate materials. Except as provided above, the Trustees may continue to hold office and appoint their successors.

        The trustee of the Royce TrustShares Fund trusts will send notices of meetings of Royce TrustShares Fund shareholders, proxy statements and proxies for such meetings to the trusts' beneficiaries to enable them to attend the meetings in person or vote by proxies. It will vote all Trust & GiftShares Fund shares held by it which are not present at the meetings and for which no proxies are returned in the same proportions as Trust & GiftShares Fund shares for which proxies are returned.

        Shares are freely transferable, are entitled to distributions as declared by the Trustees and, in liquidation of the Trust or their series, are entitled to receive the net assets of their series and/or class. Shareholders have no preemptive rights. The Trust's fiscal year ends on December 31.

Shareholder Liability

        Generally, shareholders will not be personally liable for the obligations of their Fund or of the Trust under Delaware law. The Delaware Business Trust Act provides that a shareholder of a Delaware business trust is entitled to the same limited liability extended to stockholders of private corporations for profit organized under the Delaware General Corporation Law. No similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder of the Trust is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law and may thereby subject Trust shareholders to liability. To guard against this possibility, the Trust Instrument (i) requires that every written obligation of the Trust contain a statement that such obligation may be enforced only against the Trust's assets (however, the omission of this disclaimer will not operate to create personal liability for any shareholder); and (ii) provides for indemnification out of Trust property of any Trust shareholder held personally liable for the Trust's obligations. Thus, the risk of a Trust shareholder incurring financial loss beyond his investment because of shareholder liability is limited to circumstances in which: (i) a court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the Trust itself would be unable to meet its obligations. In light of Delaware law, the nature of the Trust's business and the nature of its assets, management believes that the risk of personal liability to a Trust shareholder is extremely remote.

PERFORMANCE DATA

        The Funds' performances may be quoted in various ways. All performance information supplied for the Funds is historical and is not intended to indicate future returns. Each Fund's share price and total returns fluctuate in response to market conditions and other factors, and the value of a Fund's shares when redeemed may be more or less than their original cost.

Total Return Calculations

        Total returns quoted reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions and any change in the Fund's net asset value per share (NAV) over the period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a Fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.

        In addition to average annual total returns, a Fund's cumulative total returns, reflecting the simple change in value of an investment over a stated period, may be quoted. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share prices) in order to illustrate the relationship of these factors and their contributions to total return. Total returns and other performance information may be quoted numerically or in a table, graph or similar illustration.

Historical Fund Results

        The following table shows certain of the Funds' total returns for the periods indicated. Such total returns reflect all income earned by each Fund, any appreciation or depreciation of the assets of such Fund and all expenses incurred by such Fund for the stated periods. The table compares the Funds' total returns to the records of the Russell 2000 Index (Russell 2000) and Standard & Poor's 500 Composite Stock Price Index (S&P 500) over the same periods. The comparison to the Russell 2000 shows how the Funds' total returns compared to the record of a broad index of small capitalization stocks. The S&P 500 comparison is provided to show how the Funds' total returns compared to the record of a broad average of common stock prices over the same period. The Funds have the ability to invest in securities not included in the indices, and their investment portfolios may or may not be similar in composition to the indices. Figures for the indices are based on the prices of unmanaged groups of stocks, and, unlike the Funds, their returns do not include the effect of paying brokerage commissions and other costs and expenses of investing in a mutual fund.

	Period Ended
Fund	December 31, 2002	Russell 2000	S&P 500

Royce Premier Fund (Investment Class)
1 Year Total Return	-7.8%	-20.5%	-22.1%
5 Year Average Annual Total Return	7.1	-1.4	-0.6
10 Year Average Annual Total Return	11.1	7.2	9.4

Royce Premier Fund (Institutional Class)
Cumulative Total Return since 9-17-02	0.9%	1.5%	1.3%
(commencement of operations)

Royce Micro-Cap Fund (Investment Class)
1 Year Total Return	-13.4%	-20.5%	-22.1%
5 Year Average Annual Total Return	6.5	-1.4	-0.6
10 Year Average Annual Total Return	11.6	7.2	9.4

Royce Micro-Cap Fund (Consultant Class)
1 Year Total Return	-14.3%	-20.5%	-22.1%
Average Annual Total Return since 5-1-98	3.3	-3.7	-3.6
(commencement of sale of Consultant Class
shares)

	Period Ended
Fund	December 31, 2002	Russell 2000	S&P 500

Royce Micro-Cap Fund (Financial Intermediary Class)
Cumulative Total Return since 8-30-02	-0.1%	-1.5%	-3.4%

Royce Micro-Cap Fund (Financial Intermediary Class)
Cumulative Total Return since 9-3-02	0.4%	1.6%	0.8%

Pennsylvania Mutual Fund (Investment Class)
1 Year Total Return	-9.2%	-20.5%	-22.1%
5 Year Average Annual Total Return	7.0	-1.4	-0.6
10 year Average Annual Total Return	10.1	7.2	9.4

Pennsylvania Mutual Fund (Consultant Class)
1 Year Total Return	-10.1%	-20.5%	-22.1%
Average Annual Total Return since 6-18-97	7.8	0.9	1.1
(commencement of sale of Consultant Class
shares)

Royce Select Fund (Investment Class)
1 Year Total Return	-15.8%	-20.5%	-22.1%
Average Annual Total Return since 11-18-98	14.7	0.8	-4.9
(commencement of operations)

Royce TrustShares Fund (Investment Class)
1 Year Total Return	-18.9%	-20.5%	-22.1%
5 Year Average Annual Total Return	13.1	-1.4	-0.6
Average Annual Total Return since 12-27-95	16.6	4.3	6.9
(commencement of operations)

Royce TrustShares Fund (Consultant B Class)
1 Year Total Return	-19.5%	-20.5%	-22.1%
Average Annual Total Return since 9-26-97	11.7	-1.7	0.0
(commencement of sale of Consultant B Class
shares)

Royce TrustShares Fund (Consultant Class)
1 Year Total Return	-19.8%	-20.5%	-22.1%
Average Annual Total Return since 12-7-01	-16.9	-18.1	-21.5
(commencement of sale of Consultant Class
shares)

Period Ended
Fund	December 31, 2002	Russell 2000	S&P 500

Royce Total Return Fund (Investment Class)
1 Year Total Return	-1.6%	-20.5%	-22.1%
5 Year Average Annual Total Return	7.5	-1.4	-0.6
Average Annual Total Return since 12-15-93	12.8	6.3	9.4
(commencement of operations)

Royce Total Return Fund (Financial Intermediary Class)
Cumulative Total Return since 1-3-02	-2.7%	-21.6%	-23.3%
(commencement of operations)

Royce Low-Priced Stock Fund (Investment Class)
1 Year Total Return	-16.3%	-20.5%	-22.1%
5 Year Average Annual Total Return	11.5	-1.4	-0.6
Average Annual Total Return since 12-15-93 (commencement of operations)	13.7	6.3	9.4

Royce Opportunity Fund (Investment Class)
1 Year Total Return	-17.0%	-20.5%	-22.1%
5 Year Average Annual Total Return	10.1	-1.4	-0.6
Average Annual Total Return since 11-19-96	12.5	3.0	4.3
(commencement of operations)

Royce Opportunity Fund (Financial Intermediary Class)
1 Year Total Return	-17.2%	-20.5%	-22.1%
Average Annual Total Return since 5-22-00	1.0	-6.4	-15.1
(commencement of operations)

Royce Opportunity Fund (Institutional Class)
1 Year Total Return	-16.9%	-20.5%	-22.1%
Average Annual Total Return since 12-12-01	-13.4	-17.4	-20.4
(commencement of operations)

Royce Special Equity Fund (Investment Class)
1 Year Total Return	15.3%	-20.5%	-22.1%
Average Annual Total Return since 5-1-98	8.7	-3.7	-3.6
(commencement of operations)

Royce Value Fund (Investment Class)
1 Year Total Return	-23.5%	-20.5%	-22.1%
Average Annual Total Return since 6-14-01	-5.8	-14.1	-17.8
(commencement of operations)

	Period Ended
Fund	December 31, 2002	Russell 2000	S&P 500

Royce Value Plus Fund (Investment Class)
1 Year Total Return	-14.7%	-20.5%	-22.1%
Average Annual Total Return since 6-14-01	2.3	-14.1	-17.8%
(commencement of operations)

Royce Technology Value Fund (Investment Class)
1 Year Total Return	-13.4%	-20.5%	-22.1%
Average Annual Total Return since 12-31-01	-13.4	-20.5	-22.1
(commencement of operations)

        During the applicable period ended December 31, 2002, a hypothetical $10,000 investment in certain of the Funds would have grown as indicated below, assuming all distributions were reinvested:

Value of
Fund/Period Commencement Date	Hypothetical Investment at December 31, 2002*
Royce Premier Fund (12-31-91)	$ 33,063
Royce Micro-Cap Fund (12-31-91)	38,865
Pennsylvania Mutual Fund (12-31-82)	105,862
Royce Select Fund (11-18-98)	17,597
Royce TrustShares Fund (12-27-95)	29,308
Royce Total Return Fund (12-15-93)	29,697
Royce Low-Priced Stock Fund (12-15-93)	31,984
Royce Opportunity Fund (11-19-96)	20,594
Royce Special Equity Fund (5-1-98)	14,764
Royce Value Fund (6-14-01)	9,117
Royce Value Plus Fund (6-14-01)	10,357
Royce Technology Value Fund (12-31-01)	8,660

__________________

*Represents Investment Class results.

        The Funds' performances may be compared in advertisements to the performance of other mutual funds in general or to the performance of particular types of mutual funds, especially those with similar investment objectives. Such comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. ("Lipper"), an independent service that monitors the performance of registered investment companies. The Funds' rankings by Lipper for the one year period ended December 31, 2002, were:

Fund	Lipper Ranking*

Royce Premier Fund	27 out of 416 small-cap core funds
Royce Micro-Cap Fund	100 out of 416 small-cap core funds
Pennsylvania Mutual Fund	34 out of 416 small-cap core funds
Fund	Lipper Ranking*

Royce TrustShares Fund	243 out of 416 small-cap core funds
Royce Total Return Fund	6 out of 416 small-cap core funds
Royce Low-Priced Stock Fund	186 out of 416 small-cap core funds
Royce Opportunity Fund	211 out of 246 small-cap value funds
Royce Select Fund	175 out of 416 small-cap core funds
Royce Special Equity Fund	1 out of 246 small-cap value funds

__________________

*Represents Investment Class results.

Money market funds and municipal funds are not included in the Lipper survey. The Lipper performance analysis ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees payable by shareholders into consideration and is prepared without regard to tax consequences.

        The Lipper General Equity Funds Average can be used to show how the Funds' performances compare to a broad-based set of equity funds. The Lipper General Equity Funds Average is an average of the total returns of all equity funds (excluding international funds and funds that specialize in particular industries or types of investments) tracked by Lipper. As of December 31, 2002, the average included 2,133 large-cap funds, 1,488 multi-cap funds, 1,046 mid-cap funds, 1,188 small-cap funds, 176 S&P 500 funds, 209 equity income funds and 75 specialty equity funds.

        Ibbotson Associates (Ibbotson) provides historical returns of the capital markets in the United States. The Funds' performance may be compared to the long-term performance of the U.S. capital markets in order to demonstrate general long-term risk versus reward investment scenarios. Performance comparisons could also include the value of a hypothetical investment in common stocks, long-term bonds or U.S. Treasury securities. Ibbotson calculates total returns in the same manner as the Funds.

        The capital markets tracked by Ibbotson are common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, U.S. Treasury bills and the U.S. rate of inflation. These capital markets are based on the returns of several different indices. For common stocks, the S&P 500 is used. For small capitalization stocks, return is based on the return achieved by Dimensional Fund Advisors (DFA) U.S. Micro-Cap Fund. This fund is a market-value-weighted index of the ninth and tenth deciles of the New York Stock Exchange (NYSE), plus stocks listed on the American Stock Exchange (AMEX) and over-the-counter (OTC) with the same or less capitalization as the upper boundary of the NYSE ninth decile. As of December 31, 2002, DFA U.S. Micro-Cap Fund contained approximately 2,990 stocks, with a median market capitalization of about $203 million.

        The S&P 500 is an unmanaged index of common stocks frequently used as a general measure of stock market performance. The Index's performance figures reflect changes of market prices and quarterly reinvestment of all distributions.

        The S&P SmallCap 600 Index is an unmanaged market-weighted index consisting of approximately 600 domestic stocks chosen for market size, liquidity and industry group representation. As of December 31, 2002, the weighted mean market value of a company in this Index was approximately $830 million.

        The Russell 2000, prepared by the Frank Russell Company, tracks the return of the common stocks of approximately 2,000 of the smallest out of the 3,000 largest publicly traded U.S.-domiciled companies by market capitalization. The Russell 2000 tracks the return on these stocks based on price appreciation or depreciation and includes dividends.

        U.S. Treasury bonds are securities backed by the credit and taxing power of the U.S. government and, therefore, present virtually no risk of default. Although such government securities fluctuate in price, they are highly liquid and may be purchased and sold with relatively small transaction costs (direct purchase of U.S. Treasury securities can be made with no transaction costs). Returns on intermediate-term government bonds are based on a one-bond portfolio constructed each year, containing a bond that is the shortest non-callable bond available with a maturity of not less than five years. This bond is held for the calendar year and returns are recorded. Returns on long-term government bonds are based on a one-bond portfolio constructed each year, containing a bond that meets several criteria, including having a term of approximately 20 years. The bond is held for the calendar year and returns are recorded. Returns on U.S. Treasury bills are based on a one-bill portfolio constructed each month, containing the shortest term bill having not less than one month to maturity. The total return on the bill is the month-end price divided by the previous month-end price, minus one. Data up to 1976 is from the U.S. Government Bond file at the University of Chicago's Center for Research in Security Prices; The Wall Street Journal is the source thereafter. Inflation rates are based on the Consumer Price Index.

        Royce may, from time to time, compare the performance of common stocks, especially small capitalization stocks, to the performance of other forms of investment over periods of time. In addition, Royce may compare the performance of one or more of the Funds over various time periods and/or market cycles to the record of one or more indices or funds described above.

        From time to time, in reports and promotional literature, the Funds' performances also may be compared to other mutual funds in financial or business publications and periodicals, such as KIPLINGER's, INDIVIDUAL INVESTOR, MONEY, FORBES, BUSINESS WEEK, BARRON's, FINANCIAL TIMES, FORTUNE, MUTUAL FUNDS MAGAZINE and THE WALL STREET JOURNAL. In addition, financial or business publications and periodicals, as they relate to fund management, investment philosophy and investment techniques, may be quoted.

        Morningstar, Inc.'s Risk/Reward ratings (Sharpe Ratio) may be quoted in Fund sales and/or advertising materials. For the three years ended December 31, 2002, the average Sharpe Ratio for the 4,123 domestic equity funds rated by Morningstar with a three-year history was -0.80 and the average risk score for the 721 small company funds rated by Morningstar with a three-year history was -0.37. For the three years ended December 31, 2002, the risk scores for the Funds with a three-year history, and their ranks within Morningstar's equity funds category and its small company category were as follows:

	Morningstar	Percentile Rank* within Morningstar Category of
Fund	Sharpe Ratio	Equity Funds	Small Company Funds

Premier	0.11	6%	20%
(Investment Class)

Micro-Cap	0.17	5%	14%
(Investment Class)

Pennsylvania Mutual	0.25	4%	10%
(Investment Class)

Trust & GiftShares	-0.04	10%	29%
(Investment Class)

Total Return	0.45	2%	5%
(Investment Class)

Low-Priced Stock	0.21	4%	12%
(Investment Class)

Royce Opportunity	0.05	8%	25%
(Investment Class)

Royce Special Equity	1.09	1%	1%
(Investment Class)

Royce Select Fund	0.10	6%	21%
(Investment Class)

__________________

* Represents a Fund's ranking within Morningstar category with 1 percentile representing the lowest risk score and 100 percentile representing the highest risk score.

        Morningstar also ranks Funds within each of its categories according to their relative total return performance and Fund advertisements and sales material may reference these rankings. The Funds' performances may also be compared to those of other compilations or indices.

        Advertising for the Funds may contain examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares were purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of declining price levels.

        The Funds may be available for purchase through retirement plans or other programs offering deferral of or exemption from income taxes, which may produce superior after-tax returns over time. For example, a $2,000 annual investment earning a taxable return of 8% annually would have an after-tax value of $177,887 after thirty years, assuming tax was deducted from the return each year at a 28% rate. An equivalent tax-deferred investment would have a value of $244,692 after thirty years.

Risk Measurements

        Quantitative measures of "total risk," which quantify the total variability of a portfolio's returns around or below its average return, may be used in advertisements and in communications with current and prospective shareholders. These measures include standard deviation of total return and the Morningstar risk statistic. Such communications may also include market risk measures, such as beta, and risk-adjusted measures of performance such as the Sharpe Ratio, Treynor Ratio, Jensen's Alpha and Morningstar's star rating system.

        Standard Deviation. The risk associated with a fund or portfolio can be viewed as the volatility of its returns, measured by the standard deviation of those returns. For example, a fund's historical risk can be measured by computing the standard deviation of its monthly total returns over some prior period, such as three years. The larger the standard deviation of monthly returns, the more volatile - i.e., spread out around the fund's average monthly total return, the fund's monthly total returns have been over the prior period.

        Return Efficiency. This is a measure of a fund's risk adjusted return and is calculated by dividing a fund's average annual total return by its annualized standard deviation over a designated time period.

        Beta. Beta measures the sensitivity of a security's or portfolio's returns to the market's returns. It measures the relationship between a fund's excess return (over 3-month T-bills) and the excess return of the benchmark index (S&P 500 for domestic equity funds). The market's beta is by definition equal to 1. Portfolios with betas greater than 1 are more volatile than the market, and portfolios with betas less than 1 are less volatile than the market.

        Sharpe Ratio. Also known as the Reward-to-Variability Ratio, this is the ratio of a fund's average return in excess of the risk-free rate of return ("average excess return") to the standard deviation of the fund's excess returns. It measures the returns earned in excess of those that would have been earned on a riskless investment per unit of total risk assumed.

        Treynor Ratio. Also known as the Reward-to-Volatility Ratio, this is the ratio of a fund's average excess return to the fund's beta. It measures the returns earned in excess of those that would have been earned on a riskless investment per unit of market risk assumed. Unlike the Sharpe Ratio, the Treynor Ratio uses market risk (beta), rather than total risk (standard deviation), as the measure of risk.

        Jensen's Alpha. This is the difference between a fund's actual returns and those that would have been earned on a benchmark portfolio with the same amount of risk - i.e., the same beta, as the portfolio. Jensen's Alpha measures the ability of active management to increase returns above those that are purely a reward for bearing market risk.

        Morningstar Star Ratings. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Ratings may change monthly. Funds with at least three years of performance history are assigned ratings from one star (lowest) to five stars (highest). Morningstar ratings are calculated from the funds' three-, five- and ten-year average annual returns (when available). Funds' returns are adjusted for fees and sales loads. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars and the bottom 10% receive one star.

        None of the quantitative risk measures taken alone can be used for a complete analysis and, when taken individually, can be misleading at times. However, when considered in some combination and with the total returns of a fund, they can provide the investor with additional information regarding the volatility of a fund's performance. Such risk measures will change over time and are not necessarily predictive of future performance or risk.

PART C - OTHER INFORMATION
Item 23.		Exhibits:

The exhibits required by Items (a) through (c), (f), (h) to (k) and (m) to (n), to the extent applicable to the Registrant, have been filed with Registrant's initial Registration Statement (No. 2-80348) and Post-Effective Amendment Nos. 4, 5, 6, 8, 9, 11, 14, 15, 16, 17, 18, 19, 20, 21, 22, 23, 24, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 38, 40, 41, 42, 43, 46, 47, 48, 51, 52, 53, 54, 55, 56, 57, 58, 59, 60, 61 and 62 thereto and, with respect to Pennsylvania Mutual Fund, its initial Registration Statement (No. 2-19995) and Post-Effective Amendment Nos. 43, 45, 46, 47, 48, 49, 51, 52, 53, 56, 58, 59, 60, 61, 62 63 and 64, and are incorporated by reference herein.

	(d)	Form of Investment Advisory Agreement between The Royce Fund (Royce Discovery Fund) and Royce & Associates, LLC.

	(e)	Form of Distribution Fee Agreement between The Royce Fund (Royce Discovery Fund) and Royce Fund Services.

	(g)	Form of State Street Bank and Trust Company Custodian Fee Schedule for Royce Discovery Fund.

	(l)	Form of Letter Agreement between The Royce Fund and Charles M. Royce relating to the initial purchase of shares of Royce Discovery Fund.

Item 24. Persons Controlled by or Under Common Control With Registrant

There are no persons directly or indirectly controlled by or under common control with the Registrant.

Item 25. Indemnification

(a) Article IX of the Trust Instrument of the Registrant provides as follows:

"ARTICLE IX

LIMITATION OF LIABILITY AND INDEMNIFICATION

Section 1. Limitation of Liability. All persons contracting with or having any claim against the Trust or a particular Series shall look only to the assets of the Trust or such Series for payment under such contract or claim; and neither the Trustees nor any other Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefor. Every written instrument or obligation on behalf of the Trust or any Series shall contain a statement to the foregoing effect, but the absence of such statement shall not operate to make any Trustee or officers of the trust liable thereunder. None of the Trustees or officers of the Trust shall be responsible or liable for any act or omission or for neglect or wrongdoing by him or any agent, employee, investment adviser or independent contractor of the Trust, but nothing contained in this Trust Instrument or in the Delaware Act shall protect any Trustee or officer of the Trust against liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

INDEMNIFICATION

Section 2.

(a)	Subject to the exceptions and limitations contained in Section 2(b) below:
	(i)	Every person who is, or has been, a Trustee or officer of

the Trust (including persons who serve at the Trust's request as directors, officers or trustees of another entity in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") shall be indemnified by the appropriate Fund to the fullest extent not prohibited by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof; and

	(ii)	The words "claim", "action", "suit" or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative, investigatory or other, including appeals), actual or threatened, while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)	No indemnification shall be provided hereunder to a Covered Person:

	(i)	Who shall, in respect of the matter or matters involved,

adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence in the performance of his duties or reckless disregard of the obligations and duties involved in the conduct of his office or (B) not to have acted in the belief that his action was in the best interest of the Trust; or

	(ii)	In the event of a settlement, unless there has been a
determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office,
(A) By the court or other body approving the settlement;

(B) By a majority of those Trustees who are neither Interested
Persons of the Trust nor are parties to the matter, based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

(C) By written opinion of independent legal counsel,
based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c)	The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.

(d)	Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the type described in subsection (a) of this Section 2 may be paid by the applicable Fund from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the applicable Fund if and when it is ultimately determined that he is not entitled to indemnification under this Section 2; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2."

(b)(1)	Paragraph 8 of the Investment Advisory Agreements by and between the Registrant and Royce & Associates provides as follows:

	"8.	Protection of the Adviser. The Adviser (or any sub-investment adviser as may be applicable) shall not be liable to the Fund or to any portfolio series thereof for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Fund or such series, and the Fund or each portfolio series thereof involved, as the case may be, shall indemnify the Adviser and hold it harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) incurred by the Adviser in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Fund or any portfolio series thereof or its security holders) arising out of or otherwise based upon any action actually or allegedly taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Fund or such series. Notwithstanding the preceding sentence of this Paragraph 8 to the contrary, nothing contained herein shall protect or be deemed to protect the Adviser against or entitle or be deemed to entitle the Adviser to indemnification in respect of, any liability to the Fund or to any portfolio series thereof or its security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its duties and obligations under this Agreement.

Determinations of whether and the extent to which the Adviser is entitled to indemnification hereunder shall be made by reasonable and fair means, including (a) a final decision on the merits by a court or other body before whom the action, suit or other proceeding was brought that the Adviser was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Adviser was not liable by reason of such misconduct by (i) the vote of a majority of a quorum of the Trustees of the Fund who are neither "interested persons" of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of 1940) nor parties to the action, suit or other proceeding or (ii) an independent legal counsel in a written opinion."

(b)(2)	Paragraph 7 of the Investment Subadvisory Agreement between
Royce & Associates and JHC Capital Management, LLC provides as follows:

	"7.	Liability and Indemnification.
(a)

The Subadviser shall not be liable to the Adviser for any action taken or omitted to be taken by the Subadviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as a sub-investment adviser of the Series, and the Adviser shall indemnify the Subadviser and hold it harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) incurred by the Subadviser in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Series or its security holders) arising out of or otherwise based upon any action actually or allegedly taken or omitted to be taken by the Subadviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as a sub-investment adviser of the Series. Notwithstanding the preceding sentence of this Section 7(a) to the contrary, nothing contained herein shall protect or be deemed to protect the Subadviser against or entitle or be deemed to entitle the Subadviser to indemnification in respect of, any liability to the Series or its security holders or to the Adviser to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its duties and obligations under this Agreement.

(b)

The Adviser shall not be liable to the Subadviser for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Series, and the Subadviser shall indemnify the Adviser and hold it harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) incurred by the Adviser in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Series or its security holders) arising out of or otherwise based upon any action actually or allegedly taken or omitted to be taken by the Subadviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as a sub-investment adviser of the Series to the extent that any such action or omission by the Subadviser involves willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its duties and obligations under this Agreement.

(c)

The Subadviser shall indemnify each of the Adviser and the Series and hold each of them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) incurred by the Adviser or the Series in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Series or its security holders) arising out of or otherwise based upon any actual or alleged untrue statement of a material fact contained in the Prospectus and/or SAI, proxy materials, reports, advertisements, sales literature or other materials pertaining to the Series or the actual or alleged omission to state therein a material fact known or that should have been known to the Subadviser which was required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such statement or omission was made in reliance upon written information furnished to the Adviser or the Fund by the Subadviser for use therein.

(d)

The Adviser shall indemnify the Subadviser and hold it harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) incurred by the Subadviser in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Series or its security holders) arising out of or otherwise based upon any actual or alleged untrue statement of a material fact contained in the Prospectus and/or SAI, proxy materials, reports, advertisements, sales literature or other materials pertaining to the Series or the actual or alleged omission to state therein a material fact known or that should have been known to the Adviser which was required to be stated therein or necessary to make the statements therein not misleading, except to the extent that any such statement or omission was made in reliance upon written information furnished to the Adviser or the Fund by the Subadviser for use therein.

(c) Paragraph 9 of the Distribution Agreement made October 1, 2001 by and between the
Registrant and Royce Fund Services, Inc. provides as follows:

	"9.	Protection of the Distributor. The Distributor shall not

be liable to the Fund or to any series thereof for any action taken or omitted to be taken by the Distributor in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an underwriter of the Shares, and the Fund or each portfolio series thereof involved, as the case may be, shall indemnify the Distributor and hold it harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) incurred by the Distributor in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Fund or any series thereof or its security holders) arising out of or otherwise based upon any action actually or allegedly taken or omitted to be taken by the Distributor in connection with the performanceof any of its duties or o bligations under thisAgreement or otherwise as an underwriter of the Shares. Notwithstanding the preceding sentences of this Paragraph 9 to the contrary, nothing contained herein shall protect or be deemed to protect the Distributor against, or entitle or be deemed to entitle the Distributor to indemnification in respect of, any liability to the Fund or to any portfolio series thereof or its security holders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its duties and obligations under this Agreement.

Determinations of whether and to the extent to which the Distributor is entitled to indemnification hereunder shall be made by reasonable and fair means, including (a) a final decision on the merits by a court or other body before whom the action, suit or other proceeding was brought that the Distributor was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Distributor was not liable by reason of such misconduct by (a) the vote of a majority of a quorum of the Trustees of the Fund who are neither "interested persons" of the Fund (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the action, suit or other proceeding or (b) an independent legal counsel in a written opinion."

Item 26. Business and Other Connections of Investment Advisers

Reference is made to the filings on Schedule D to the Form ADV, as amended, of each of Royce & Associates and JHC Capital Management, LLC for Registration as Investment Adviser under the Investment Advisers Act of 1940.

Item 27. Principal Underwriters

Royce Fund Services, Inc. is the Registrant's principal underwriter in connection with the sale of shares of the Registrant. The following are the directors and officers of Royce Fund Services, Inc., the principal place of business of which is 1414 Avenue of the Americas, New York, New York 10019.

Name	Positions and Offices with Underwriter	Positions and Offices with Fund

Charles M. Royce	Director, Secretary	President
John D. Diederich	President	Director of Administration, Vice President
Jack E. Fockler, Jr.	Vice President	Vice President

Item 28. Location of Accounts and Records

The accounts, books and other documents required to be maintained by the
Registrant pursuant to the Investment Company Act of 1940, are maintained at the following locations:

The Royce Fund
1414 Avenue of the Americas
10th Floor
New York, New York 10019

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02101

Item 29. Management Services

State Street Bank and Trust Company, a Massachusetts trust company ("State Street"),

provides certain management-related services to the Registrant pursuant to a Custodian Contract made as of December 31, 1985 between the Registrant and State Street. Under such Custodian Contract, State Street, among other things, has contracted with the Registrant to keep books of accounts and render such statements as agreed to in the then current mutually-executed Fee Schedule or copies thereof from time to time as requested by the Registrant, and to assist generally in the preparation of reports to holders of shares of the Registrant, to the Securities and Exchange Commission and to others, in the auditing of accounts and in other ministerial matters of like nature as agreed to between the Registrant and State Street. All of these services are rendered pursuant to instructions received by State Street from the Registrant in the ordinary course of business.

Registrant paid the following fees to State Street for services rendered pursuant to the
Custodian Contract, as amended, for each of the three (3) fiscal years ended December 31:

2002:	$1,341,926
2001:	$834,117
2000:	$689,663

Item 30. Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 23rd day of July, 2003.

THE ROYCE FUND

By: /s/ Charles M. Royce
Charles M. Royce, President

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Charles M. Royce Charles M. Royce	President and Trustee (Principal Executive, Accounting and Financial Officer)	7/23/2003
/s/ Donald R. Dwight Donald R. Dwight	Trustee	7/23/2003
/s/ Mark R. Fetting Mark R. Fetting	Trustee	7/23/2003
/s/ Richard M. Galkin Richard M. Galkin	Trustee	7/23/2003
/s/ Stephen L. Isaacs Stephen L. Isaacs	Trustee	7/23/2003
/s/ William L. Koke William L. Koke	Trustee	7/23/2003
/s/ David L. Meister David L. Meister	Trustee	7/23/2003
/s/ G. Peter O'Brien G. Peter O'Brien	Trustee	7/23/2003

NOTICE

A copy of the Trust Instrument of The Royce Fund is available for inspection at the office of the Registrant, and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Registrant.